UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Michael W. Stockton

American Balanced Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Balanced Fund®
Annual report for the year ended December 31, 2018

Invest in a balanced fund that has stood the test of time.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Balanced Fund seeks conservation of capital, current income and long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.92%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.82%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	History of American Balanced Fund

7	Summary investment portfolio

13	Financial statements

42	Board of trustees and other officers

Fellow investors:

After a year of relative calm in 2017, the longest running bull market in history provided investors a very different experience in 2018.

2018 market review

The U.S. economy continued to grow, though at a slower pace than the year before (U.S. GDP increased about 3%). Unemployment hit its lowest point in decades. There was strong consumer and government spending. The number of companies surpassing their earnings estimates, as of the third quarter, was at its highest level since 2012. And inflation grew within expected levels, enough that the U.S. Federal Reserve felt it could stick to its plans for raising interest rates to more normal levels.

The first signs of volatility were felt in February, as investors acted on concerns over rising interest rates, the threat of higher inflation, trade policy and a drop in the price of oil.

While recovery followed and stocks reached several highs during the year, peaking in the fall, nervous investor sentiment — and volatility — eventually prevailed. Markets declined dramatically in the fourth quarter and the Dow and the S&P 500 Composite Index posted annual losses for the first time since 2008.

Fund results

Against such a backdrop, we were satisfied with the results of American Balanced Fund (AMBAL) and how it did relative to its peers and benchmarks.

Specifically, AMBAL was down 2.71% for the 12-month period ended December 31, 2018, while the Lipper Balanced Funds Index fell 4.68% and the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index declined 2.35%.

While it’s good to check in on results each year, we believe the true measure of any fund is its ability to help shareholders pursue their long-term financial goals. With that in mind, it is worth noting that AMBAL’s five-year, 10-year and lifetime results were 6.20%, 10.31% and 10.43%, respectively. This kept pace and, more often, outpaced both of the other indexes. (See “Results at a glance” chart.)

Results at a glance

For periods ended December 31, 2018, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 7/26/75)[1]

AMBAL (Class A shares)	–2.71%	6.20%	10.31%	10.43%
60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index[2,3]	–2.35	6.24	9.42	9.90
Lipper Balanced Funds Index[4]	–4.68	4.48	8.47	9.47

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company began managing the fund.
[2]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 Composite Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[3]	Source: Bloomberg Index Services Ltd. The Bloomberg Barclays U.S. Aggregate Index did not exist until December 31, 1975. For the period between July 31, 1975, and December 31, 1975, Bloomberg Barclays Government/Credit Bond Index results were used. The Bloomberg Barclays indexes are based on July 31, 1975, index value.
[4]	Source: Thompson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Balanced Fund	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. While most of the companies that AMBAL invests in are based in the U.S., many do business on a global basis. For example, only 3% of the companies are based in emerging markets, yet a meaningful portion of the revenues generated by those companies may come from the very same place.

The charts below show the countries and regions where AMBAL’s equity investments are located and where the revenue is generated.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	89%	100%
■	Canada	1	—
■	Europe	7	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	61%	62%
■	Canada	2	2
■	Europe	11	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	21	20
	Total	100%	100%

Compared with the S&P 500 Index as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2018).

The need for balance

The past year, in particular, showed investors the value of a balanced investment approach. AMBAL combines both equity and fixed income securities to enable shareholders to mitigate downside risk, while still being able to take advantage of upside market potential. We seek to help shareholders grow their wealth and generate income without keeping them up all night worrying about volatility.

Maintaining a relatively constant asset allocation mix throughout the year (59% equities, 35% fixed income and 6% cash and equivalents at year-end), the fund gave investors exposure to the stock market, which did well for much of the year. But when the market dipped, especially during a seven-day period in December that saw the Dow drop by at least 350 points on six different occasions, the fixed income portion of the fund was there to cushion results.

Our fixed income strategy

There is a tendency to ask, “why should I own bonds when equities are doing well?” 2018 provided that answer. The fact is, no one can accurately predict when there will be a correction or even a dip in the market.

Our fixed income component continually seeks to deliver balance with diversification from equities, income, capital preservation and inflation protection.

Beyond that, we strive to create a certain “character of return” for AMBAL’s bond portfolio. Many variables must be considered to maintain such a profile. We want a high-grade universe of bonds that behave like bonds, meaning they tend to be more stable than equities and generally

2	American Balanced Fund

move in the opposite direction of equities during times of stress in the market.

Within this context, we then look for opportunities to add value — that is, add to return and yield. During 2018, we made a number of adjustments in an effort to optimize AMBAL’s bond portfolio: our positioning in Treasury Inflation-Protected Securities (TIPS) was increased or reduced at points; we made reductions in our credit exposure, particularly in the energy sector; and we increased our durations later in the year. In the final analysis, our bond selection in investment-grade (BBB/Baa and above) corporate bonds, mortgage-backed securities and U.S. agency bonds boosted the fund’s results relative to the Bloomberg Barclays U.S. Aggregate Index. Our bond selection in agency pass-through bonds and some higher yielding corporate bonds weighed on results.

Overall, we are pleased to report that the fixed income portfolio did what it was designed to do: smooth out the ups and downs of the market for our shareholders.

The bond portfolio also provided a place from which our portfolio managers could draw assets in order to reinvest in attractive equity market opportunities during downturns, enabling us to buy these investments cheaper and give the fund a greater position in them during market recovery. Essentially, the fixed income portfolio helped us take advantage of market volatility rather than be a victim of it.

The equity portfolio

Within AMBAL, balance is not only achieved by the allocation between equity and fixed income but through strategic diversification of investments in both areas. Our portfolio managers build the fund’s equity portfolio one company at a time, basing each decision on the company’s long-term business prospects. This generally served our shareholders well in 2018 as it has done in years past.

Smaller positions in the industrials sector were beneficial for relative results against the S&P 500 as these companies were among those most affected by concerns over higher tariffs on global trade. Our investment selection further lifted relative returns for AMBAL.

Additionally, our investment selections in the real estate and health care sectors lifted relative returns. In particular, UnitedHealth Group, the largest provider of health benefits to employers in the U.S., saw its U.S. shares rally with double-digit growth in its health insurance and Optum health care businesses.

NIKE also proved a bright spot for the fund, posting strong results as it boosted its competitive position through new product launches.

While strong returns from our investment in Microsoft were additive to results, propelled by steady revenue streams and success with its Azure cloud computing platform, AMBAL’s smaller-than-index holdings in the information technology sector were a detractor from relative results.

Larger-than-index exposure to consumer staples and materials companies weighed on results — notably, our investment in Philip Morris International, one of the world’s largest tobacco companies, and DowDuPont, a global chemical and life sciences company. Similarly, larger investments in energy companies also held back returns as that was among the weakest sectors for the year. That said, we remain positive for future prospects in the oil and gas industry.

Thank you

We would like to thank our shareholders for the trust they have placed in our investment team and our balanced investment strategy.

We will continue to follow the prudent, research-driven approach to investing that has characterized American Balanced Fund for more than four decades. We look forward to reporting to you again in six months’ time.

Sincerely,

Gregory D. Johnson

Co-President

Jeffrey T. Lager

Co-President

February 8, 2019

For current information about the fund, visit americanfunds.com.

American Balanced Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2018)*

	1 year	5 years	10 years
Class A shares	-8.31%	4.95%	9.66%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.57% for Class A shares as of the prospectus dated March 1, 2019 (unaudited).

$1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended December 31	1975[§]	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
TOTAL VALUE (dollars in thousands)																
Dividends reinvested	$0.3	0.6	0.7	0.7	0.8	1.1	1.3	1.5	1.7	1.9	1.9	2.2	2.7	2.8	3.3	3.5
Value at year-end	$9.9	12.5	12.6	13.4	14.4	16.5	17.2	22.3	25.9	28.3	36.5	42.7	44.4	50.1	60.9	60.0
AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4	29.4	16.1	9.4	29.1	16.9	4.0	12.9	21.5	(1.6)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: S&P Dow Jones Indices LLC.
[5]	Includes dividends of $228,173 and capital gain distributions of $235,083 reinvested in the years 1975 to 2018.
[6]	Source: Thomson Reuters Lipper. Results of the Lipper Balanced Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Bloomberg Barclays Government/ Credit Bond Index was used.
[8]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

4	American Balanced Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2018. As you can see, the investment grew to $700,475 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

American Balanced Fund	5

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, AMBAL and its relevant indexes (For the period July 26, 1975, to December 31, 2018, with all distributions reinvested)

Total returns (through December 31)	U.S. stocks	U.S. bonds	60%/40% S&P/BBC Index	Lipper Balanced Funds Index	American Balanced Fund
1975 (from July 26)	3.14%	5.58%	4.16%	3.40%	5.58%
1976	23.93	15.60	20.74	26.03	25.98
1977	–7.16	3.04	–3.13	–0.72	0.70
1978	6.57	1.39	4.74	4.80	6.21
1979	18.61	1.93	11.77	14.67	7.63
1980	32.50	2.71	20.43	19.70	14.36
1981	–4.92	6.25	–0.47	1.86	4.40
1982	21.55	32.62	26.19	30.63	29.36
1983	22.56	8.36	16.76	17.44	16.11
1984	6.27	15.15	9.96	7.46	9.36
1985	31.73	22.10	27.94	29.83	29.11
1986	18.67	15.26	17.61	18.43	16.87
1987	5.25	2.76	5.65	4.13	4.02
1988	16.61	7.89	13.10	11.18	12.87
1989	31.69	14.53	24.75	19.70	21.53
1990	–3.10	8.96	1.81	0.66	–1.57
1991	30.47	16.00	24.77	25.83	24.69
1992	7.62	7.40	7.59	7.46	9.48
1993	10.08	9.75	9.99	11.95	11.27
1994	1.32	–2.92	–0.33	–2.05	0.34
1995	37.58	18.47	29.66	24.89	27.13
1996	22.96	3.63	14.97	13.05	13.16
1997	33.36	9.65	23.62	20.30	21.04
1998	28.58	8.69	20.99	15.09	11.13
1999	21.04	–0.82	12.00	8.98	3.47
2000	–9.10	11.63	–1.00	2.39	15.85
2001	–11.89	8.44	–3.71	–3.24	8.19
2002	–22.10	10.26	–9.82	–10.69	–6.27
2003	28.68	4.10	18.48	19.94	22.82
2004	10.88	4.34	8.30	8.99	8.92
2005	4.91	2.43	4.00	5.20	3.12
2006	15.79	4.33	11.12	11.60	11.80
2007	5.49	6.97	6.22	6.53	6.60
2008	–37.00	5.24	–22.06	–26.18	–25.73
2009	26.46	5.93	18.40	23.35	21.08
2010	15.06	6.54	12.13	11.90	13.02
2011	2.11	7.84	4.69	0.74	3.82
2012	16.00	4.21	11.31	11.94	14.19
2013	32.39	–2.02	17.56	16.39	21.73
2014	13.69	5.97	10.62	7.21	8.85
2015	1.38	0.55	1.28	–0.42	1.72
2016	11.96	2.65	8.31	7.20	8.62
2017	21.83	3.54	14.21	14.10	15.47
2018	–4.38	0.01	–2.35	–4.68	–2.71
Average annual total returns	11.17%	7.33%	9.90%	9.47%	10.43%
Volatility	14.68%	5.30%	9.48%	9.85%	9.48%

Sources: Stocks (Standard & Poor’s 500 Composite Index) — S&P Dow Jones Indices LLC; Bonds (Bloomberg Barclays U.S. Aggregate Index) — Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Bloomberg Barclays Government/Credit Bond Index was used.

The 60%/40% S&P/BBC Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Source: Thomson Reuters Lipper. The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

6	American Balanced Fund

Summary investment portfolio December 31, 2018

Investment mix by security type	Percent of net assets

Common stocks 58.96%	Shares	Value (000)
Information technology 11.61%
Microsoft Corp.	47,509,000	$4,825,489
Broadcom Inc.	8,632,800	2,195,148
Intel Corp.	36,117,100	1,694,976
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	42,389,000	1,564,578
ASML Holding NV (New York registered)	4,716,458	733,975
ASML Holding NV	1,845,000	289,944
Other securities		3,474,649
		14,778,759

Health care 8.89%
UnitedHealth Group Inc.	12,926,500	3,220,250
Merck & Co., Inc.	18,350,000	1,402,123
Cigna Corp.	6,982,004	1,326,022
Johnson & Johnson	8,584,300	1,107,804
Pfizer Inc.	16,821,000	734,237
Centene Corp.[1]	5,743,163	662,187
Other securities		2,870,540
		11,323,163

Financials 7.84%
Berkshire Hathaway Inc., Class A1	9,354	2,862,324
Berkshire Hathaway Inc., Class B1	800,000	163,344
JPMorgan Chase & Co.	8,570,000	836,603
Chubb Ltd.	6,435,093	831,285
BlackRock, Inc.	1,874,000	736,145
PNC Financial Services Group, Inc.	5,447,000	636,809
Wells Fargo & Co.	12,679,500	584,271
Other securities		3,332,538
		9,983,319

Energy 6.41%
Royal Dutch Shell PLC, Class B (ADR)	21,382,000	1,281,637
Royal Dutch Shell PLC, Class B	4,000,000	119,303
Royal Dutch Shell PLC, Class A (ADR)	497,977	29,017
Royal Dutch Shell PLC, Class A	130,129	3,827
ConocoPhillips	21,715,150	1,353,940
EOG Resources, Inc.	11,594,000	1,011,113
Chevron Corp.	9,094,755	989,418
Enbridge Inc.	14,018,194	435,685
Enbridge Inc. (CAD denominated)[2]	4,808,645	149,381
Enbridge Inc. (CAD denominated)	155,997	4,846
Other securities		2,780,993
		8,159,160

American Balanced Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 6.19%
Home Depot, Inc.	15,122,000	$2,598,262
NIKE, Inc., Class B	24,165,000	1,791,593
Amazon.com, Inc.[1]	691,500	1,038,612
Other securities		2,453,749
		7,882,216

Consumer staples 4.04%
Philip Morris International Inc.	24,359,422	1,626,235
Nestlé SA3	9,920,000	805,211
Coca-Cola Co.	15,990,000	757,126
Altria Group, Inc.	11,104,547	548,454
Other securities		1,402,268
		5,139,294
Communication services 3.48%
Comcast Corp., Class A	42,355,000	1,442,188
Alphabet Inc., Class C1	846,200	876,333
Alphabet Inc., Class A1	371,900	388,621
Facebook, Inc., Class A1	5,033,000	659,776
Other securities		1,059,407
		4,426,325

Materials 3.28%
DowDuPont Inc.	30,358,500	1,623,572
LyondellBasell Industries NV	6,484,100	539,218
Other securities		2,012,137
		4,174,927

Industrials 3.25%
Boeing Co.	3,374,400	1,088,244
Lockheed Martin Corp.	4,080,000	1,068,307
Other securities		1,987,767
		4,144,318

Real estate 3.10%
Simon Property Group, Inc. REIT	8,359,000	1,404,228
Crown Castle International Corp. REIT	5,822,802	632,531
Other securities		1,909,693
		3,946,452

Utilities 0.87%
Public Service Enterprise Group Inc.	11,650,439	606,405
Other securities		496,839
		1,103,244

Total common stocks (cost: $56,010,157,000)		75,061,177

Preferred securities 0.00%
Financials 0.00%
Other securities		4,501

Total preferred securities (cost: $5,208,000)		4,501

Convertible stocks 0.08%
Real estate 0.08%
Other securities		105,225

Total convertible stocks (cost: $105,498,000)		105,225

8	American Balanced Fund

Bonds, notes & other debt instruments 35.01%	Principal amount (000)	Value (000)
Corporate bonds & notes 13.00%
Financials 3.90%
Berkshire Hathaway Finance Corp. 1.30%–4.20% 2019–2048	$46,895	$46,659
Berkshire Hathaway Inc. 2.75% 2023	5,000	4,911
Other securities		4,918,912
		4,970,482

Health care 1.77%
Cigna Corp. 3.40%–4.90% 2021–2048[2]	165,080	164,654
Other securities		2,084,350
		2,249,004

Energy 1.48%
Shell International Finance BV 1.88%–3.88% 2020–2028	115,768	117,143
Other securities		1,761,071
		1,878,214

Consumer staples 1.22%
Philip Morris International Inc. 1.88%–4.25% 2020–2044	143,560	138,984
Other securities		1,416,699
		1,555,683

Utilities 1.21%
Berkshire Hathaway Energy Co. 2.40% 2020	4,355	4,327
MidAmerican Energy Holdings Co. 2.40%–3.75% 2019–2027	46,835	46,590
NV Energy, Inc. 6.25% 2020	10,168	10,686
PacifiCorp., First Mortgage Bonds 3.60%–4.13% 2024–2049	37,230	37,192
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	13,997
Other securities		1,427,212
		1,540,004

Consumer discretionary 1.08%
Home Depot, Inc. 3.25% 2022	20,125	20,342
Home Depot, Inc. 1.80%–5.95% 2020–2046	65,005	66,825
Other securities		1,291,150
		1,378,317

Communication services 0.66%
Alphabet Inc. 1.998% 2026	17,000	15,479
Comcast Corp. 2.35%–6.45% 2025–2048	248,982	248,541
NBCUniversal Enterprise, Inc. 5.25% 2049[2]	5,730	5,816
Other securities		567,151
		836,987

Information technology 0.44%
Broadcom Ltd. 2.65%–3.88% 2022–2028	332,813	311,220
Intel Corp. 3.70% 2025	22,000	22,220
Microsoft Corp. 1.55%–4.20% 2021–2046	92,005	91,071
Other securities		129,618
		554,129

Materials 0.27%
Dow Chemical Co. 4.55% 2025[2]	40,434	41,212
DowDuPont Inc. 4.21%–4.73% 2023–2028	107,420	110,797
Other securities		198,292
		350,301

Other corporate bonds & notes 0.97%
Other securities		1,237,015

Total corporate bonds & notes		16,550,136

U.S. Treasury bonds & notes 12.79%
U.S. Treasury 10.59%
U.S. Treasury 2.625% 2023	750,725	754,771
U.S. Treasury 2.875% 2023	1,468,522	1,494,397
U.S. Treasury 2.25% 2024	670,750	659,428
U.S. Treasury 3.00% 2025	735,000	754,095

American Balanced Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.00% 2025	$600,000	$615,468
U.S. Treasury 2.875% 2028	600,000	609,888
U.S. Treasury 3.125% 2028	624,390	648,423
U.S. Treasury 3.00% 2048[4]	669,573	667,437
U.S. Treasury 1.13%–5.38% 2019–2048[4]	7,327,515	7,275,517
		13,479,424

U.S. Treasury inflation-protected securities 2.20%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]	585,367	576,235
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2019–2048[5]	2,321,468	2,222,081
		2,798,316

Total U.S. Treasury bonds & notes		16,277,740

Mortgage-backed obligations 7.57%
Fannie Mae 0%–9.07% 2022–2058[6,7,8]	4,047,653	4,094,765
Freddie Mac 3.00%–6.50% 2027–2049[6]	2,798,311	2,827,123
Government National Mortgage Assn. 3.00%–6.00% 2038–2061[6,8]	1,425,721	1,455,837
Other securities		1,259,952
		9,637,677

Municipals 0.25%
Other 0.25%
Other securities		324,501
		324,501

Federal agency bonds & notes 0.24%
Fannie Mae 2.00%–6.25% 2022–2029[4]	79,510	78,236
Federal Home Loan Bank 2.38%–5.50% 2020–2036	200,600	200,338
Other securities		26,939
		305,513

Other bonds & notes 1.16%
Other securities		1,475,114

Total bonds, notes & other debt instruments (cost: $44,907,559,000)		44,570,681

Short-term securities 5.65%
Fannie Mae 2.23% due 1/7/2019	10,500	10,496
Federal Home Loan Bank 2.25%–2.40% due 1/10/2019–3/11/2019	1,572,500	1,567,615
Merck & Co. Inc. 2.34%–2.38% due 1/24/2019–1/28/2019[2]	109,800	109,603
U.S. Treasury Bills 1.98%–2.44% due 1/15/2019–5/23/2019	4,923,700	4,901,550
Other securities		608,377

Total short-term securities (cost: $7,198,041,000)		7,197,641
Total investment securities 99.70% (cost: $108,226,463,000)		126,939,225
Other assets less liabilities 0.30%		376,921

Net assets 100.00%		$127,316,146

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

10	American Balanced Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 12/31/2018[10] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	24,870	April 2019	$4,974,000	$5,280,212	$17,287
5 Year U.S. Treasury Note Futures	Long	15,118	April 2019	1,511,800	1,733,846	20,590
10 Year U.S. Treasury Note Futures	Long	8,165	March 2019	816,500	996,258	14,965
10 Year Ultra U.S. Treasury Note Futures	Short	1,862	March 2019	(186,200)	(242,206)	(7,599)
30 Year Ultra U.S. Treasury Bond Futures	Long	194	March 2019	19,400	31,167	1,633
						$46,876

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 12/31/2018 (000)
U.S. EFFR	2.4435%	12/20/2023	$ 152,945	$ (1,174)	$—	$ (1,174)
U.S. EFFR	2.45375%	12/20/2023	1,370,053	(11,178)	—	(11,178)
U.S. EFFR	2.4225%	12/24/2023	627,445	(4,202)	—	(4,202)
					$—	$(16,554)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Common stocks 0.29%
Information technology 0.00%
VeriSign, Inc.[1,11]	5,300,000	—	1,800,000	3,500,000	$138,400	$11,364	$—	$—
Symantec Corp.[11]	32,026,000	—	9,786,194	22,239,806	(62,271)	(228,700)	7,914	—
								—

Materials 0.29%
Royal Gold, Inc.	4,175,000	79,500	—	4,254,500	—	14,637	4,236	364,398
Total 0.29%					$76,129	$(202,699)	$12,150	$364,398

American Balanced Fund	11

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $5,010,400,000, which represented 3.94% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,299,622,000, which represented 1.02% of the net assets of the fund. This amount includes $1,284,367,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $77,660,000, which represented .06% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Unaffiliated issuer at 12/31/2018.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EFFR = Effective Federal Funds Rate

TBA = To-be-announced

See notes to financial statements

12	American Balanced Fund

Financial statements

Statement of assets and liabilities at December 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $107,929,436)	$126,574,827
Affiliated issuers (cost: $297,027)	364,398	$126,939,225
Cash		2,941
Receivables for:
Sales of investments	1,242,979
Sales of fund’s shares	504,459
Dividends and interest	388,728
Variation margin on futures contracts	10,582
Variation margin on swap contracts	430
Other	1,537	2,148,715
		129,090,881
Liabilities:
Payables for:
Purchases of investments	1,358,619
Repurchases of fund’s shares	341,548
Investment advisory services	24,278
Services provided by related parties	38,979
Trustees’ deferred compensation	4,070
Variation margin on futures contracts	873
Variation margin on swap contracts	4,831
Other	1,537	1,774,735
Net assets at December 31, 2018		$127,316,146

Net assets consist of:
Capital paid in on shares of beneficial interest		$107,586,484
Total distributable earnings		19,729,662
Net assets at December 31, 2018		$127,316,146

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,117,313 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$62,647,870	2,515,924		$24.90
Class C	8,610,761	348,105		24.74
Class T	10	—	*	24.90
Class F-1	4,599,122	184,866		24.88
Class F-2	11,331,814	455,406		24.88
Class F-3	3,400,919	136,641		24.89
Class 529-A	3,732,772	150,175		24.86
Class 529-C	722,791	29,072		24.86
Class 529-E	165,607	6,666		24.84
Class 529-T	11	—	*	24.90
Class 529-F-1	201,194	8,101		24.84
Class R-1	110,234	4,459		24.72
Class R-2	1,111,206	44,924		24.73
Class R-2E	75,249	3,034		24.80
Class R-3	2,991,855	120,797		24.77
Class R-4	5,666,880	228,013		24.85
Class R-5E	167,734	6,741		24.88
Class R-5	1,809,222	72,582		24.93
Class R-6	19,970,895	801,807		24.91

*	Amount less than one thousand.

See notes to financial statements

American Balanced Fund	13

Statement of operations for the year ended December 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,817; also includes $12,150 from affiliates)	$1,710,333
Interest	1,544,620	$3,254,953
Fees and expenses*:
Investment advisory services	287,258
Distribution services	322,649
Transfer agent services	93,695
Administrative services	38,970
Reports to shareholders	2,934
Registration statement and prospectus	6,901
Trustees’ compensation	494
Auditing and legal	103
Custodian	1,434
Other	3,866
Total fees and expenses before waiver	758,304
Less investment advisory services waiver	34
Total fees and expenses after waiver		758,270
Net investment income		2,496,683

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $90):
Unaffiliated issuers	5,240,636
Affiliated issuers	76,129
Futures contracts	21,763
Swap contracts	(50)
Currency transactions	(1,707)	5,336,771
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $402):
Unaffiliated issuers	(11,328,790)
Affiliated issuers	(202,699)
Futures contracts	46,876
Swap contracts	(16,554)
Currency translations	(260)	(11,501,427)
Net realized gain and unrealized depreciation		(6,164,656)
Net decrease in net assets resulting from operations		$(3,667,973)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

14	American Balanced Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2018	2017

Operations:
Net investment income	$2,496,683	$2,003,605
Net realized gain	5,336,771	5,273,455
Net unrealized (depreciation) appreciation	(11,501,427)	9,021,015
Net (decrease) increase in net assets resulting from operations	(3,667,973)	16,298,075

Distributions paid to shareholders	(7,450,132)	(6,395,569	)*

Net capital share transactions	13,372,178	14,029,507

Total increase in net assets	2,254,073	23,932,013

Net assets:
Beginning of year	125,062,073	101,130,060
End of year	$127,316,146	$125,062,073

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $2,059,266 from net investment income and $4,336,303 from net realized gain on investments.

See notes to financial statements

American Balanced Fund	15

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	American Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

American Balanced Fund	17

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$14,581,405	$197,354	$—	$14,778,759
Health care	11,323,163	—	—	11,323,163
Financials	9,983,319	—	—	9,983,319
Energy	8,159,160	—	—	8,159,160
Consumer discretionary	7,882,216	—	—	7,882,216
Consumer staples	4,334,083	805,211	—	5,139,294
Communication services	4,316,427	109,898	—	4,426,325
Materials	4,003,023	171,904	—	4,174,927
Industrials	4,144,318	—	—	4,144,318
Real estate	3,946,452	—	—	3,946,452
Utilities	1,103,244	—	—	1,103,244
Preferred securities	—	4,501	—	4,501
Convertible stocks	105,225	—	—	105,225
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	16,549,604	532	16,550,136
U.S. Treasury bonds & notes	—	16,277,740	—	16,277,740
Mortgage-backed obligations	—	9,637,677	—	9,637,677
Municipals	—	324,501	—	324,501
Federal agency bonds & notes	—	305,513	—	305,513
Other bonds & notes	—	1,475,114	—	1,475,114
Short-term securities	—	7,197,641	—	7,197,641
Total	$73,882,035	$53,056,658	$532	$126,939,225

18	American Balanced Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$54,475	$—	$—	$54,475
Liabilities:
Unrealized depreciation on futures contracts	(7,599)	—	—	(7,599)
Unrealized depreciation on interest rate swaps	—	(16,554)	—	(16,554)
Total	$46,876	$(16,554)	$—	$30,322

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated

American Balanced Fund	19

with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

20	American Balanced Fund

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $3,541,150,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $2,150,443,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$54,475	Unrealized depreciation*	$7,599
Swaps	Interest	Unrealized appreciation*	—	Unrealized depreciation*	16,554
			$54,475		$24,153

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$21,763	Net unrealized appreciation on futures contracts	$46,876
Swaps	Interest	Net realized loss on swap contracts	(50)	Net unrealized depreciation on swap contracts	(16,554)
			$21,713		$30,322

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and

American Balanced Fund	21

cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2018, the fund reclassified $396,867,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$106,372
Undistributed long-term capital gains	458,053
Gross unrealized appreciation on investments	23,540,858
Gross unrealized depreciation on investments	(4,364,197)
Net unrealized appreciation on investments	19,176,661
Cost of investments	107,792,886

22	American Balanced Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2018						Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,242,710		$2,438,938		$3,681,648		$1,091,907		$2,212,925		$3,304,832
Class B1							—		—		—
Class C	102,078		337,741		439,819		87,142		309,066		396,208
Class T2	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1	90,250		180,643		270,893		80,879		172,915		253,794
Class F-2	224,832		434,354		659,186		150,501		296,493		446,994
Class F-3[4]	71,103		131,316		202,419		31,279		77,895		109,174
Class 529-A	71,725		145,857		217,582		61,155		133,574		194,729
Class 529-B1							—		—		—
Class 529-C	8,244		28,362		36,606		8,420		29,790		38,210
Class 529-E	2,793		6,479		9,272		2,492		6,074		8,566
Class 529-T2	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-1	4,104		7,790		11,894		3,159		6,095		9,254
Class R-1	1,341		4,351		5,692		1,360		4,762		6,122
Class R-2	13,335		43,726		57,061		12,663		44,461		57,124
Class R-2E	1,039		2,970		4,009		565		1,909		2,474
Class R-3	49,938		116,892		166,830		50,139		123,059		173,198
Class R-4	112,344		222,864		335,208		109,385		223,836		333,221
Class R-5E	4,461		6,462		10,923		376		1,010		1,386
Class R-5	42,106		71,624		113,730		42,776		76,038		118,814
Class R-6	446,996		780,364		1,227,360		325,068		616,401		941,469
Total	$2,489,399		$4,960,733		$7,450,132		$2,059,266		$4,336,303		$6,395,569

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.207% on such assets in excess of $89 billion. On December 7, 2017, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2018, decreasing the annual rate to 0.204% on daily net assets in excess of $115 billion. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date. On December 13, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2019, decreasing the annual rate to 0.202% on daily net assets in excess of $144 billion. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $34,000. As a result, the fee of $287,258,000 shown on the statement of operations was reduced to $287,224,000, both of which were equivalent to an annualized rate of 0.222% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

American Balanced Fund	23

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2018, unreimbursed expenses subject to reimbursement totaled $3,697,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and CRMC provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Balanced Fund

For the year ended December 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$161,481	$50,557		$6,459		Not applicable
Class C	88,745	6,852		4,444		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	12,219	5,638		2,456		Not applicable
Class F-2	Not applicable	10,209		5,088		Not applicable
Class F-3	Not applicable	206		1,533		Not applicable
Class 529-A	9,240	2,612		1,949		$2,563
Class 529-C	7,810	536		395		519
Class 529-E	865	70		87		115
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	126		96		127
Class R-1	1,250	119		63		Not applicable
Class R-2	8,974	4,099		599		Not applicable
Class R-2E	412	137		34		Not applicable
Class R-3	16,353	4,932		1,637		Not applicable
Class R-4	15,300	6,158		3,061		Not applicable
Class R-5E	Not applicable	326		128		Not applicable
Class R-5	Not applicable	998		991		Not applicable
Class R-6	Not applicable	120		9,950		Not applicable
Total class-specific expenses	$322,649	$93,695		$38,970		$3,324

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $494,000 in the fund’s statement of operations reflects $399,000 in current fees (either paid in cash or deferred) and a net increase of $95,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2018.

American Balanced Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class A	$9,131,176	337,074		$3,636,788	142,532		$(8,235,983)	(304,752)	$4,531,981	174,854
Class C	1,976,581	73,265		434,667	17,272		(1,862,635)	(69,191)	548,613	21,346
Class T	—	—		—	—		—	—	—	—
Class F-1	1,142,173	42,038		265,684	10,420		(1,365,669)	(50,302)	42,188	2,156
Class F-2	5,326,385	196,870		633,067	24,848		(2,350,908)	(87,466)	3,608,544	134,252
Class F-3	1,704,608	62,609		200,558	7,863		(561,150)	(20,802)	1,344,016	49,670
Class 529-A	589,199	21,718		217,512	8,541		(606,985)	(22,365)	199,726	7,894
Class 529-C	135,081	4,982		36,594	1,447		(208,884)	(7,690)	(37,209)	(1,261)
Class 529-E	26,777	988		9,266	365		(30,491)	(1,126)	5,552	227
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	60,237	2,226		11,892	468		(31,020)	(1,148)	41,109	1,546
Class R-1	27,532	1,020		5,684	226		(47,404)	(1,758)	(14,188)	(512)
Class R-2	289,139	10,710		56,998	2,264		(393,290)	(14,571)	(47,153)	(1,597)
Class R-2E	47,175	1,739		4,009	159		(26,461)	(982)	24,723	916
Class R-3	737,850	27,406		166,692	6,581		(1,115,699)	(41,290)	(211,157)	(7,303)
Class R-4	955,187	35,044		335,146	13,158		(1,480,577)	(54,613)	(190,244)	(6,411)
Class R-5E	523,677	19,023		10,922	424		(368,898)	(13,896)	165,701	5,551
Class R-5	389,329	14,307		113,560	4,435		(624,794)	(23,067)	(121,905)	(4,325)
Class R-6	5,242,782	192,619		1,227,291	48,002		(2,988,193)	(110,370)	3,481,880	130,251
Total net increase (decrease)	$28,304,888	1,043,638		$7,366,331	289,005		$(22,299,041)	(825,389)	$13,372,178	507,254

Year ended December 31, 2017
Class A	$8,554,152	324,896		$3,259,567	121,254		$(8,902,605)	(337,449)	$2,911,114	108,701
Class B3	194	7		—	—		(68,161)	(2,669)	(67,967)	(2,662)
Class C	1,940,598	74,227		390,976	14,598		(2,017,593)	(76,974)	313,981	11,851
Class T4	10	—	[2]	—	—		—	—	10	— [2]
Class F-1	1,373,792	52,244		248,862	9,262		(1,158,108)	(43,829)	464,546	17,677
Class F-2	4,858,604	184,594		429,964	15,997		(2,875,175)	(109,471)	2,413,393	91,120
Class F-3[5]	2,384,260	90,293		106,878	3,961		(196,255)	(7,283)	2,294,883	86,971
Class 529-A	734,731	27,326		194,672	7,251		(477,540)	(18,058)	451,863	16,519
Class 529-B3	42	2		—	—		(9,221)	(361)	(9,179)	(359)
Class 529-C	148,336	5,642		38,199	1,422		(439,474)	(16,130)	(252,939)	(9,066)
Class 529-E	25,313	960		8,566	319		(26,402)	(998)	7,477	281
Class 529-T4	10	—	[2]	1	—	[2]	—	—	11	— [2]
Class 529-F-1	45,111	1,710		9,252	345		(24,929)	(942)	29,434	1,113
Class R-1	24,816	953		6,116	229		(63,902)	(2,460)	(32,970)	(1,278)
Class R-2	306,621	11,713		57,095	2,133		(461,251)	(17,655)	(97,535)	(3,809)
Class R-2E	50,383	1,910		2,473	92		(15,219)	(580)	37,637	1,422
Class R-3	776,489	29,784		172,985	6,465		(1,149,150)	(43,804)	(199,676)	(7,555)
Class R-4	1,238,514	47,450		333,197	12,420		(1,709,546)	(64,917)	(137,835)	(5,047)
Class R-5E	30,784	1,154		1,385	51		(2,549)	(94)	29,620	1,111
Class R-5	446,667	16,964		118,669	4,414		(645,809)	(24,452)	(80,473)	(3,074)
Class R-6	6,688,340	254,080		941,421	35,000		(1,675,649)	(63,182)	5,954,112	225,898
Total net increase (decrease)	$29,627,767	1,125,909		$6,320,278	235,213		$(21,918,538)	(831,308)	$14,029,507	529,814

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

26	American Balanced Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $85,787,880,000 and $79,181,153,000, respectively, during the year ended December 31, 2018.

American Balanced Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
12/31/2018	$27.15	$.53	$(1.24)	$(.71)	$(.52)	$(1.02)	$(1.54)	$24.90	(2.71)%	$62,648		.57%		1.94%
12/31/2017	24.81	.48	3.33	3.81	(.49)	(.98)	(1.47)	27.15	15.47	63,563		.57		1.80
12/31/2016	23.83	.41	1.62	2.03	(.44)	(.61)	(1.05)	24.81	8.62	55,379		.59		1.67
12/31/2015	24.75	.42	— [3]	.42	(.40)	(.94)	(1.34)	23.83	1.72	49,215		.58		1.69
12/31/2014	24.42	.41	1.75	2.16	(.39)	(1.44)	(1.83)	24.75	8.85	46,917		.59		1.62
Class C:
12/31/2018	26.98	.31	(1.22)	(.91)	(.31)	(1.02)	(1.33)	24.74	(3.45)	8,611		1.36		1.15
12/31/2017	24.66	.26	3.32	3.58	(.28)	(.98)	(1.26)	26.98	14.58	8,816		1.37		1.01
12/31/2016	23.71	.21	1.60	1.81	(.25)	(.61)	(.86)	24.66	7.70	7,767		1.38		.88
12/31/2015	24.63	.22	.01	.23	(.21)	(.94)	(1.15)	23.71	.93	6,173		1.38		.90
12/31/2014	24.30	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.63	8.03	5,574		1.39		.83
Class T:
12/31/2018	27.15	.59	(1.24)	(.65)	(.58)	(1.02)	(1.60)	24.90	(2.49)[4]	—	[5]	.35	[4]	2.16	[4]
12/31/2017[6,7]	25.77	.41	2.38	2.79	(.43)	(.98)	(1.41)	27.15	10.91 [4,8]	—	[5]	.36	[4,9]	2.08	[4,9]
Class F-1:
12/31/2018	27.13	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.88	(2.78)	4,599		.64		1.86
12/31/2017	24.79	.45	3.33	3.78	(.46)	(.98)	(1.44)	27.13	15.40	4,957		.65		1.72
12/31/2016	23.82	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.79	8.50	4,091		.66		1.60
12/31/2015	24.74	.40	.01	.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367		.65		1.63
12/31/2014	24.41	.39	1.75	2.14	(.37)	(1.44)	(1.81)	24.74	8.80	2,841		.65		1.57
Class F-2:
12/31/2018	27.13	.58	(1.24)	(.66)	(.57)	(1.02)	(1.59)	24.88	(2.52)	11,332		.38		2.14
12/31/2017	24.79	.53	3.32	3.85	(.53)	(.98)	(1.51)	27.13	15.69	8,714		.39		1.99
12/31/2016	23.82	.46	1.61	2.07	(.49)	(.61)	(1.10)	24.79	8.80	5,703		.39		1.88
12/31/2015	24.74	.47	— [3]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634		.39		1.89
12/31/2014	24.41	.46	1.75	2.21	(.44)	(1.44)	(1.88)	24.74	9.08	1,869		.39		1.83
Class F-3:
12/31/2018	27.14	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.89	(2.43)	3,401		.29		2.24
12/31/2017[6,10]	25.38	.53	2.77	3.30	(.56)	(.98)	(1.54)	27.14	13.17 [8]	2,361		.29	[9]	2.11	[9]
Class 529-A:
12/31/2018	27.11	.50	(1.23)	(.73)	(.50)	(1.02)	(1.52)	24.86	(2.78)	3,733		.65		1.86
12/31/2017	24.77	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.11	15.42	3,857		.65		1.73
12/31/2016	23.80	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.77	8.50	3,115		.67		1.59
12/31/2015	24.72	.39	.01	.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861		.68		1.60
12/31/2014	24.39	.38	1.75	2.13	(.36)	(1.44)	(1.80)	24.72	8.76	2,831		.68		1.53

28	American Balanced Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
12/31/2018	$27.11	$.30	$(1.24)	$(.94)	$(.29)	$(1.02)	$(1.31)	$24.86	(3.53)%	$723		1.40%		1.10%
12/31/2017	24.75	.25	3.33	3.58	(.24)	(.98)	(1.22)	27.11	14.55	822		1.42		.96
12/31/2016	23.79	.20	1.60	1.80	(.23)	(.61)	(.84)	24.75	7.63	975		1.44		.82
12/31/2015	24.70	.20	.02	.22	(.19)	(.94)	(1.13)	23.79	.88	905		1.45		.83
12/31/2014	24.38	.19	1.74	1.93	(.17)	(1.44)	(1.61)	24.70	7.90	905		1.46		.76
Class 529-E:
12/31/2018	27.09	.44	(1.23)	(.79)	(.44)	(1.02)	(1.46)	24.84	(3.02)	165		.88		1.63
12/31/2017	24.76	.39	3.32	3.71	(.40)	(.98)	(1.38)	27.09	15.11	175		.89		1.49
12/31/2016	23.79	.33	1.61	1.94	(.36)	(.61)	(.97)	24.76	8.24	153		.91		1.35
12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38	142		.92		1.36
12/31/2014	24.38	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.71	8.50	144		.93		1.28
Class 529-T:
12/31/2018	27.15	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.90	(2.55)[4]	—	[5]	.41	[4]	2.09	[4]
12/31/2017[6,7]	25.77	.40	2.38	2.78	(.42)	(.98)	(1.40)	27.15	10.88 [4,8]	—	[5]	.41	[4,9]	2.03	[4,9]
Class 529-F-1:
12/31/2018	27.09	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.84	(2.56)	201		.41		2.10
12/31/2017	24.75	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.09	15.68	178		.42		1.95
12/31/2016	23.78	.44	1.62	2.06	(.48)	(.61)	(1.09)	24.75	8.75	135		.44		1.82
12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82	117		.46		1.82
12/31/2014	24.37	.44	1.76	2.20	(.42)	(1.44)	(1.86)	24.71	9.05	111		.46		1.76
Class R-1:
12/31/2018	26.97	.30	(1.23)	(.93)	(.30)	(1.02)	(1.32)	24.72	(3.48)	110		1.37		1.13
12/31/2017	24.64	.26	3.32	3.58	(.27)	(.98)	(1.25)	26.97	14.56	134		1.37		.99
12/31/2016	23.68	.22	1.60	1.82	(.25)	(.61)	(.86)	24.64	7.75	154		1.38		.89
12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88	151		1.38		.90
12/31/2014	24.28	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.61	8.05	158		1.38		.83
Class R-2:
12/31/2018	26.98	.31	(1.24)	(.93)	(.30)	(1.02)	(1.32)	24.73	(3.46)	1,111		1.37		1.13
12/31/2017	24.66	.26	3.31	3.57	(.27)	(.98)	(1.25)	26.98	14.58	1,255		1.37		1.00
12/31/2016	23.70	.22	1.60	1.82	(.25)	(.61)	(.86)	24.66	7.74	1,241		1.37		.89
12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97	1,220		1.32		.95
12/31/2014	24.30	.21	1.74	1.95	(.19)	(1.44)	(1.63)	24.62	8.03	1,308		1.36		.86
Class R-2E:
12/31/2018	27.05	.39	(1.23)	(.84)	(.39)	(1.02)	(1.41)	24.80	(3.20)	75		1.08		1.44
12/31/2017	24.74	.35	3.31	3.66	(.37)	(.98)	(1.35)	27.05	14.89	57		1.08		1.32
12/31/2016	23.77	.29	1.62	1.91	(.33)	(.61)	(.94)	24.74	8.10	17		1.08		1.18
12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60	2		.96		1.22
12/31/2014[6,11]	25.81	.15	.41	.56	(.21)	(1.41)	(1.62)	24.75	2.17 [4,8]	—	[5]	.16	[4,8]	.58	[4,8]

See end of table for footnotes.

American Balanced Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-3:
12/31/2018	$27.01	$.43	$(1.23)	$(.80)	$(.42)	$(1.02)	$(1.44)	$24.77	(3.04)%	$2,992		.93%		1.57%
12/31/2017	24.69	.38	3.31	3.69	(.39)	(.98)	(1.37)	27.01	15.05	3,460		.93		1.44
12/31/2016	23.72	.32	1.62	1.94	(.36)	(.61)	(.97)	24.69	8.24	3,349		.93		1.33
12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34	3,170		.93		1.35
12/31/2014	24.32	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.65	8.51	3,315		.94		1.28
Class R-4:
12/31/2018	27.10	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.85	(2.77)	5,667		.63		1.87
12/31/2017	24.76	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.10	15.44	6,353		.63		1.74
12/31/2016	23.80	.40	1.60	2.00	(.43)	(.61)	(1.04)	24.76	8.50	5,930		.64		1.63
12/31/2015	24.72	.41	— [3]	.41	(.39)	(.94)	(1.33)	23.80	1.67	4,431		.63		1.65
12/31/2014	24.38	.40	1.75	2.15	(.37)	(1.44)	(1.81)	24.72	8.85	4,385		.64		1.58
Class R-5E:
12/31/2018	27.12	.60	(1.27)	(.67)	(.55)	(1.02)	(1.57)	24.88	(2.58)	168		.40		2.19
12/31/2017	24.78	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.12	15.70	32		.41		1.93
12/31/2016	23.82	.48	1.56	2.04	(.47)	(.61)	(1.08)	24.78	8.65	2		.42		1.94
12/31/2015[6,12]	25.09	.05	(.36)	(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[8]	—	[5]	.05	[8]	.20	[8]
Class R-5:
12/31/2018	27.18	.59	(1.23)	(.64)	(.59)	(1.02)	(1.61)	24.93	(2.47)	1,809		.33		2.17
12/31/2017	24.83	.54	3.34	3.88	(.55)	(.98)	(1.53)	27.18	15.78	2,090		.33		2.04
12/31/2016	23.85	.47	1.62	2.09	(.50)	(.61)	(1.11)	24.83	8.88	1,986		.34		1.91
12/31/2015	24.77	.48	— [3]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571		.34		1.94
12/31/2014	24.43	.47	1.76	2.23	(.45)	(1.44)	(1.89)	24.77	9.16	2,616		.34		1.88
Class R-6:
12/31/2018	27.16	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.91	(2.42)	19,971		.28		2.23
12/31/2017	24.81	.56	3.33	3.89	(.56)	(.98)	(1.54)	27.16	15.84	18,238		.28		2.10
12/31/2016	23.84	.48	1.61	2.09	(.51)	(.61)	(1.12)	24.81	8.90	11,058		.29		1.98
12/31/2015	24.76	.49	— [3]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290		.29		1.99
12/31/2014	24.42	.49	1.75	2.24	(.46)	(1.44)	(1.90)	24.76	9.22	6,076		.29		1.93

	Year ended December 31
Portfolio turnover rate for all share classes[13]	2018	2017	2016	2015	2014
Excluding mortgage dollar roll transactions	72%	58%	48%	45%	48%
Including mortgage dollar roll transactions	105%	95%	79%	82%	68%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements

30	American Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 8, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

American Balanced Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Balanced Fund

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$964.58	$2.82	.57%
Class A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class C – actual return	1,000.00	960.88	6.67	1.35
Class C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class T – actual return	1,000.00	965.65	1.73	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	964.17	3.17	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	965.14	1.88	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	965.98	1.44	.29
Class F-3 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 529-A – actual return	1,000.00	964.10	3.22	.65
Class 529-A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-C – actual return	1,000.00	960.39	6.87	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	962.92	4.35	.88
Class 529-E – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 529-T – actual return	1,000.00	965.35	2.03	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	965.31	2.03	.41
Class 529-F-1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-1 – actual return	1,000.00	960.22	6.82	1.38
Class R-1 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 – actual return	1,000.00	960.70	6.82	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E – actual return	1,000.00	961.92	5.39	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	962.91	4.60	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	964.18	3.12	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	965.12	1.98	.40
Class R-5E – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class R-5 – actual return	1,000.00	965.79	1.64	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	966.01	1.39	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Balanced Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2018:

Long-term capital gains	$5,357,477,000
Qualified dividend income	$1,561,874,000
Corporate dividends received deduction	$1,191,121,000
U.S. government income that may be exempt from state taxation	$396,825,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

34	American Balanced Fund

Approval of Investment Advisory and Service Agreement

American Balanced Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2020. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $144 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through July 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Balanced Funds Index, Standard & Poor’s 500 Composite Index, the Bloomberg Barclays U.S. Aggregate Index and a customized index comprising 60% of the S&P 500 Index and 40% of the Bloomberg Barclays Index (adjusted for fund expenses). They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally exceeded those of these indexes for the lifetime, 20-year, 10-year and five-year periods, with the exception of the S&P 500 Index. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Balanced Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Balanced Fund	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from receiving research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost for such services. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

36	American Balanced Fund

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American Balanced Fund	37

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38	American Balanced Fund

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American Balanced Fund	39

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40	American Balanced Fund

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American Balanced Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provides commercial asset management services)	18	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Isaac Stein, 1946	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Gregory D. Johnson, 1963 Co-President	2003	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1	None
Hilda L. Applbaum, 1961 Senior Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	American Balanced Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Jeffrey T. Lager, 1968 Co-President	2002	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Paul R. Benjamin, 1979 Senior Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
James R. Mulally, 1952 Senior Vice President	2009	Partner — Capital Fixed Income Investors, Capital Research and Management Company
John R. Queen, 1965 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Private Client Services Division, Capital Bank and Trust Company[7]
Paul F. Roye, 1953 Senior Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President	2000	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Richmond A. Wolf, 1970 Senior Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Alan N. Berro, 1960 Vice President	2010	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President — CIT Division, Capital Bank and Trust Company[7]
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Guardian Trust Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, except Paul R. Benjamin, James R. Mulally and Richmond A. Wolf, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Balanced Fund	43

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

4,807,376,482

Total shares voting on November 28, 2018:

3,879,810,606 (80.7% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Hilda L. Applbaum	3,807,826,969	98.1%	71,983,637	1.9%
William H. Baribault	3,795,154,994	97.8	84,655,612	2.2
Michael C. Camuñez	3,801,664,901	98.0	78,145,705	2.0
Vanessa C. L. Chang	3,803,857,068	98.0	75,953,538	2.0
Linda Griego	3,803,120,679	98.0	76,689,926	2.0
Gregory D. Johnson	3,805,156,715	98.1	74,653,890	1.9
Leonade D. Jones	3,796,464,376	97.9	83,346,230	2.1
William D. Jones	3,801,193,689	98.0	78,616,917	2.0
James J. Postl	3,798,593,099	97.9	81,217,507	2.1
Josette Sheeran	3,806,582,052	98.1	73,228,554	1.9
Margaret Spellings	3,804,728,100	98.1	75,082,506	1.9
Isaac Stein	3,797,464,443	97.9	82,346,162	2.1

44	American Balanced Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2018, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 75% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	AMBAL

Registrant:
a) Audit Fees:

2017	$141,000
2018	$12,000

b) Audit-Related Fees:
2017	$29,000
2018	$33,000

c) Tax Fees:
2017	$10,000
2018	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,429,000
2018	$2,258,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,554,000 for fiscal year 2017 and $2,380,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio
December 31, 2018
Common stocks 58.96% Information technology 11.61%	Shares	Value (000)
Microsoft Corp.	47,509,000	$4,825,489
Broadcom Inc.	8,632,800	2,195,148
Intel Corp.	36,117,100	1,694,976
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	42,389,000	1,564,578
ASML Holding NV (New York registered)	4,716,458	733,975
ASML Holding NV	1,845,000	289,944
VeriSign, Inc.[1]	3,500,000	519,015
Visa Inc., Class A	3,753,000	495,171
Symantec Corp.	22,239,806	420,221
Intuit Inc.	1,800,000	354,330
TE Connectivity Ltd.	4,045,000	305,923
Mastercard Inc., Class A	1,535,000	289,578
Apple Inc.	1,365,000	215,315
Workday, Inc., Class A1	865,000	138,123
Analog Devices, Inc.	1,440,000	123,595
Amphenol Corp., Class A	1,401,000	113,509
Keyence Corp.[2]	213,000	108,080
Jack Henry & Associates, Inc.	813,000	102,861
FleetCor Technologies, Inc.[1]	551,500	102,425
Autodesk, Inc.[1]	756,000	97,229
Samsung Electronics Co., Ltd., nonvoting preferred[2]	3,149,000	89,274
		14,778,759
Health care 8.89%
UnitedHealth Group Inc.	12,926,500	3,220,250
Merck & Co., Inc.	18,350,000	1,402,123
Cigna Corp.	6,982,004	1,326,022
Johnson & Johnson	8,584,300	1,107,804
Pfizer Inc.	16,821,000	734,237
Centene Corp.[1]	5,743,163	662,187
Thermo Fisher Scientific Inc.	1,849,300	413,855
AbbVie Inc.	3,835,000	353,549
CVS Health Corp.	4,645,349	304,363
Hologic, Inc.[1]	7,005,000	287,905
Boston Scientific Corp.[1]	6,350,000	224,409
AstraZeneca PLC	2,997,000	224,347
Medtronic PLC	2,040,000	185,558
Gilead Sciences, Inc.	2,750,000	172,013
Teva Pharmaceutical Industries Ltd. (ADR)	10,443,758	161,043
ResMed Inc.	1,313,000	149,511
Humana Inc.	454,000	130,062
Bluebird Bio, Inc.[1]	1,205,000	119,536
BioMarin Pharmaceutical Inc.[1]	1,018,000	86,683
Vertex Pharmaceuticals Inc.[1]	313,300	51,917
Regeneron Pharmaceuticals, Inc.[1]	15,500	5,789
		11,323,163
American Balanced Fund — Page 1 of 33

Common stocks (continued) Financials 7.84%	Shares	Value (000)
Berkshire Hathaway Inc., Class A1	9,354	$2,862,324
Berkshire Hathaway Inc., Class B1	800,000	163,344
JPMorgan Chase & Co.	8,570,000	836,603
Chubb Ltd.	6,435,093	831,285
BlackRock, Inc.	1,874,000	736,145
PNC Financial Services Group, Inc.	5,447,000	636,809
Wells Fargo & Co.	12,679,500	584,271
Capital One Financial Corp.	6,368,047	481,361
SunTrust Banks, Inc.	7,395,000	373,004
Bank of New York Mellon Corp.	6,500,000	305,955
Intercontinental Exchange, Inc.	3,848,000	289,870
Blackstone Group LP	8,743,370	260,640
CME Group Inc., Class A	1,192,000	224,239
Bank of America Corp.	9,000,000	221,760
Goldman Sachs Group, Inc.	1,253,628	209,418
Legal & General Group PLC	70,000,000	206,103
Citigroup Inc.	3,750,000	195,225
RenaissanceRe Holdings Ltd.	973,000	130,090
HDFC Bank Ltd.	4,253,000	129,250
Itaú Unibanco Holding SA, preferred nominative (ADR)	13,997,500	127,937
Moody’s Corp.	393,000	55,036
Aon PLC, Class A	345,000	50,149
Nasdaq, Inc.	583,000	47,555
Marsh & McLennan Companies, Inc.	312,800	24,946
		9,983,319
Energy 6.41%
Royal Dutch Shell PLC, Class B (ADR)	21,382,000	1,281,637
Royal Dutch Shell PLC, Class B	4,000,000	119,303
Royal Dutch Shell PLC, Class A (ADR)	497,977	29,017
Royal Dutch Shell PLC, Class A	130,129	3,827
ConocoPhillips	21,715,150	1,353,940
EOG Resources, Inc.	11,594,000	1,011,113
Chevron Corp.	9,094,755	989,418
Enbridge Inc.	14,018,194	435,685
Enbridge Inc. (CAD denominated)[3]	4,808,645	149,381
Enbridge Inc. (CAD denominated)	155,997	4,846
Suncor Energy Inc.	15,381,346	429,601
Concho Resources Inc.[1]	3,549,000	364,802
Noble Energy, Inc.	18,490,000	346,872
Baker Hughes, a GE Co., Class A	14,888,000	320,092
Diamondback Energy, Inc.	3,166,000	293,488
Occidental Petroleum Corp.	3,977,000	244,108
Cabot Oil & Gas Corp.	10,126,000	226,316
Halliburton Co.	6,000,000	159,480
Exxon Mobil Corp.	2,000,000	136,380
Murphy Oil Corp.	3,963,806	92,714
Schlumberger Ltd.	2,500,000	90,200
Pioneer Natural Resources Co.	500,000	65,760
Weatherford International PLC[1]	20,000,000	11,180
		8,159,160
American Balanced Fund — Page 2 of 33

Common stocks (continued) Consumer discretionary 6.19%	Shares	Value (000)
Home Depot, Inc.	15,122,000	$2,598,262
NIKE, Inc., Class B	24,165,000	1,791,593
Amazon.com, Inc.[1]	691,500	1,038,612
General Motors Co.	11,570,000	387,017
VF Corp.	4,637,000	330,804
Darden Restaurants, Inc.	3,250,000	324,545
McDonald’s Corp.	1,700,000	301,869
MGM Resorts International	10,601,000	257,180
Marriott International, Inc., Class A	2,076,400	225,414
LVMH Moët Hennessy-Louis Vuitton SE	571,000	168,920
Starbucks Corp.	1,885,000	121,394
Wynn Resorts, Ltd.	1,003,000	99,207
Carnival Corp., units	2,000,000	98,600
Hasbro, Inc.	635,400	51,626
Toll Brothers, Inc.	1,565,000	51,535
Booking Holdings Inc.[1]	11,200	19,291
Las Vegas Sands Corp.	175,000	9,109
LKQ Corp.[1]	305,000	7,238
		7,882,216
Consumer staples 4.04%
Philip Morris International Inc.	24,359,422	1,626,235
Nestlé SA2	9,920,000	805,211
Coca-Cola Co.	15,990,000	757,126
Altria Group, Inc.	11,104,547	548,454
Coca-Cola European Partners PLC	5,040,000	231,084
Sysco Corp.	3,379,000	211,728
Procter & Gamble Co.	1,750,000	160,860
Costco Wholesale Corp.	695,000	141,578
Walgreens Boots Alliance, Inc.	1,900,000	129,827
British American Tobacco PLC	2,845,000	90,656
British American Tobacco PLC (ADR)	1,100,000	35,046
Constellation Brands, Inc., Class A	733,000	117,881
General Mills, Inc.	3,000,000	116,820
Kellogg Co.	1,650,000	94,067
Anheuser-Busch InBev SA/NV	1,100,000	72,721
		5,139,294
Communication services 3.48%
Comcast Corp., Class A	42,355,000	1,442,188
Alphabet Inc., Class C1	846,200	876,333
Alphabet Inc., Class A1	371,900	388,621
Facebook, Inc., Class A1	5,033,000	659,776
Activision Blizzard, Inc.	6,383,000	297,256
Charter Communications, Inc., Class A1	842,100	239,973
CBS Corp., Class B	4,770,000	208,544
Netflix, Inc.[1]	607,000	162,470
Nintendo Co., Ltd.[2]	364,000	96,921
Verizon Communications Inc.	734,000	41,266
SoftBank Group Corp.[2]	195,000	12,977
		4,426,325
American Balanced Fund — Page 3 of 33

Common stocks (continued) Materials 3.28%	Shares	Value (000)
DowDuPont Inc.	30,358,500	$1,623,572
LyondellBasell Industries NV	6,484,100	539,218
Sherwin-Williams Co.	1,076,400	423,520
Linde PLC	2,667,000	416,159
Royal Gold, Inc.[4]	4,254,500	364,398
Nucor Corp.	2,500,000	129,525
Rio Tinto PLC	2,500,000	118,856
Norsk Hydro ASA[2]	20,518,637	93,242
Newmont Mining Corp.	2,612,000	90,506
Alcoa Corp.[1]	3,388,000	90,053
Steel Dynamics, Inc.	2,782,000	83,571
Shin-Etsu Chemical Co., Ltd.[2]	1,011,100	78,662
Glencore PLC	17,955,000	66,677
Vale SA, ordinary nominative (ADR)	4,319,000	56,968
		4,174,927
Industrials 3.25%
Boeing Co.	3,374,400	1,088,244
Lockheed Martin Corp.	4,080,000	1,068,307
Northrop Grumman Corp.	2,072,500	507,555
United Parcel Service, Inc., Class B	3,980,000	388,169
CSX Corp.	3,210,000	199,437
FedEx Corp.	1,200,000	193,596
Cummins Inc.	1,250,000	167,050
Union Pacific Corp.	1,025,000	141,686
Safran SA	1,149,000	138,756
TransDigm Group Inc.[1]	380,000	129,223
Parker-Hannifin Corp.	820,000	122,295
		4,144,318
Real estate 3.10%
Simon Property Group, Inc. REIT	8,359,000	1,404,228
Crown Castle International Corp. REIT	5,822,802	632,531
Equinix, Inc. REIT	1,125,000	396,630
American Tower Corp. REIT	2,478,000	391,995
Iron Mountain Inc. REIT	10,166,200	329,487
Digital Realty Trust, Inc. REIT	2,891,000	308,036
AGNC Investment Corp. REIT	8,363,000	146,687
Ventas, Inc. REIT	2,464,400	144,389
Sun Communities, Inc. REIT	1,000,000	101,710
Public Storage REIT	359,000	72,665
Gaming and Leisure Properties, Inc. REIT	560,000	18,094
		3,946,452
Utilities 0.87%
Public Service Enterprise Group Inc.	11,650,439	606,405
DTE Energy Co.	2,311,000	254,903
Dominion Energy, Inc.	1,500,000	107,190
Pinnacle West Capital Corp.	1,000,000	85,200
CMS Energy Corp.	997,900	49,546
		1,103,244
Total common stocks (cost: $56,010,157,000)		75,061,177
American Balanced Fund — Page 4 of 33

Preferred securities 0.00% Financials 0.00%	Shares	Value (000)
CoBank, ACB, Class E, noncumulative[3]	7,440	$4,501
Total preferred securities (cost: $5,208,000)		4,501
Convertible stocks 0.08% Real estate 0.08%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	100,000	105,225
Total convertible stocks (cost: $105,498,000)		105,225
Bonds, notes & other debt instruments 35.01% Corporate bonds & notes 13.00% Financials 3.90%	Principal amount (000)
ACE INA Holdings Inc. 2.30% 2020	$7,635	7,528
ACE INA Holdings Inc. 2.875% 2022	22,180	22,003
ACE INA Holdings Inc. 3.35% 2026	5,180	5,075
American Express Co. 2.20% 2020	29,000	28,484
American Express Co. 3.375% 2021	25,000	25,053
American Express Co. 3.00% 2024	37,500	35,998
American International Group, Inc. 4.20% 2028	14,285	13,817
AXA Equitable Holdings, Inc. 3.90% 2023[3]	8,105	8,012
AXA SA, Series B, junior subordinated 6.379% (undated)[3,5]	2,000	1,980
Bank of America Corp. 2.625% 2020	20,000	19,792
Bank of America Corp. 2.738% 2022 (3-month USD-LIBOR + 0.37% on 1/23/2021)[5]	38,000	37,433
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[5]	30,500	29,515
Bank of America Corp. 3.004% 2023 (3-month USD-LIBOR + 0.79% on 12/20/2022)[5]	23,550	22,876
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)[5]	28,000	27,539
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[5]	201,704	199,368
Bank of America Corp. 3.248% 2027	11,250	10,415
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[5]	4,090	3,827
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)[5]	16,000	15,198
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)[5]	20,000	19,474
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[5]	47,795	47,655
Bank of Nova Scotia 2.50% 2021	31,500	31,112
BB&T Corp. 2.45% 2020	37,000	36,750
BB&T Corp. 2.625% 2022	22,500	22,096
BB&T Corp. 2.75% 2022	22,887	22,515
Berkshire Hathaway Finance Corp. 1.30% 2019	15,320	15,161
Berkshire Hathaway Finance Corp. 4.20% 2048	31,575	31,498
Berkshire Hathaway Inc. 2.75% 2023	5,000	4,911
BNP Paribas 3.50% 2023[3]	93,825	91,046
BNP Paribas 3.375% 2025[3]	48,228	45,466
BNP Paribas 4.375% 2025[3]	5,700	5,549
BNP Paribas 4.375% 2026[3]	6,350	6,123
Capital One Financial Corp. 3.45% 2021	103,000	102,842
Capital One Financial Corp. 3.20% 2023	20,000	19,480
Capital One Financial Corp. 3.20% 2025	20,000	18,704
Capital One Financial Corp. 4.25% 2025	45,000	44,747
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.436% 2019[2,3,6,7,8]	302	302
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.436% 2019[2,3,6,7,8]	230	230
Charles Schwab Corp. 3.45% 2026	1,616	1,604
Citigroup Inc. 2.35% 2021	20,500	19,926
Citigroup Inc. 2.90% 2021	28,000	27,565
American Balanced Fund — Page 5 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[5]	$95,492	$92,459
Citigroup Inc. 3.142% 2023 (3-month USD-LIBOR + 0.722% on 1/4/2022)[5]	20,700	20,346
Citigroup Inc. 3.875% 2023	38,183	38,333
Citigroup Inc. 3.20% 2026	27,000	24,960
Citigroup Inc. 4.65% 2048	12,160	11,948
CME Group Inc. 3.75% 2028	25,175	25,558
CME Group Inc. 5.30% 2043	3,135	3,672
CME Group Inc. 4.15% 2048	12,000	12,203
Commonwealth Bank of Australia 2.25% 2020[3]	6,250	6,195
Cooperatieve Rabobank UA 2.75% 2023	30,750	29,766
Crédit Agricole SA 2.375% 2021[3]	6,645	6,461
Crédit Agricole SA 3.375% 2022[3]	20,125	19,809
Crédit Agricole SA 4.375% 2025[3]	14,825	14,372
Credit Suisse Group AG 3.80% 2022	6,802	6,758
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[3,5]	22,600	21,524
Credit Suisse Group AG 3.80% 2023	15,350	15,077
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[3,5]	12,300	11,471
Danske Bank AS 2.00% 2021[3]	20,120	19,045
Danske Bank AS 2.70% 2022[3]	47,600	45,626
Deutsche Bank AG 2.70% 2020	20,000	19,457
Deutsche Bank AG 3.375% 2021	4,500	4,345
Deutsche Bank AG 3.95% 2023	111,000	104,893
Discover Financial Services 10.25% 2019	4,334	4,481
Discover Financial Services 4.65% 2028	59,000	57,621
DNB ASA 2.375% 2021[3]	10,000	9,764
Ford Motor Credit Co. 3.81% 2024	64,467	59,557
General Motors Financial Co. 4.20% 2021	31,500	31,505
General Motors Financial Co. 4.20% 2021	23,000	22,997
General Motors Financial Co. 3.45% 2022	21,750	21,049
General Motors Financial Co. 4.15% 2023	32,147	31,353
General Motors Financial Co. 4.30% 2025	8,175	7,759
Goldman Sachs Group, Inc. 2.55% 2019	11,000	10,933
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.36%) 3.850% 2021[8]	25,782	25,982
Goldman Sachs Group, Inc. 5.25% 2021	20,000	20,768
Goldman Sachs Group, Inc. 3.00% 2022	75,000	72,664
Goldman Sachs Group, Inc. 5.75% 2022	20,000	20,949
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[5]	97,544	92,977
Goldman Sachs Group, Inc. 2.908% 2023[5]	9,727	9,345
Goldman Sachs Group, Inc. 3.20% 2023	71,450	69,366
Goldman Sachs Group, Inc. 3.85% 2024	5,975	5,845
Goldman Sachs Group, Inc. 4.00% 2024	5,135	5,070
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[5]	10,000	9,309
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[5]	5,005	4,829
Groupe BPCE SA 2.75% 2023[3]	10,050	9,645
Groupe BPCE SA 5.70% 2023[3]	13,830	14,346
Groupe BPCE SA 4.625% 2024[3]	34,250	33,717
Groupe BPCE SA 5.15% 2024[3]	54,250	54,536
HSBC Holdings PLC 2.65% 2022	35,000	33,968
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[5]	50,500	49,442
HSBC Holdings PLC 3.64% 2024[8]	11,250	10,964
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[5]	19,400	19,306
HSBC Holdings PLC 4.25% 2024	8,000	7,948
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[5]	25,500	25,320
Intesa Sanpaolo SpA 3.125% 2022[3]	26,260	24,299
American Balanced Fund — Page 6 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Intesa Sanpaolo SpA 3.375% 2023[3]	$32,980	$30,578
Intesa Sanpaolo SpA 5.017% 2024[3]	110,010	99,659
Intesa Sanpaolo SpA 5.25% 2024	12,600	12,317
Intesa Sanpaolo SpA 5.71% 2026[3]	33,743	30,989
Intesa Sanpaolo SpA 3.875% 2027[3]	53,123	45,801
Intesa Sanpaolo SpA 3.875% 2028[3]	32,320	27,669
Jefferies Financial Group Inc. 5.50% 2023	830	846
JPMorgan Chase & Co. 2.25% 2020	14,585	14,440
JPMorgan Chase & Co. 2.55% 2020	12,625	12,486
JPMorgan Chase & Co. 2.55% 2021	10,000	9,862
JPMorgan Chase & Co. 3.25% 2022	10,000	9,925
JPMorgan Chase & Co. 2.70% 2023	27,600	26,525
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[5]	37,400	37,137
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)[5]	9,250	9,272
JPMorgan Chase & Co. 3.875% 2024	25,000	24,665
JPMorgan Chase & Co. 4.023% 2024 (3-month USD-LIBOR + 1.00% on 12/5/2023)[5]	85,188	85,965
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[5]	32,500	32,459
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[5]	12,275	12,508
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated) (3-month USD-LIBOR + 3.80% on 5/1/2020)[5]	35,000	34,650
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated) (3-month USD-LIBOR + 3.78% on 2/1/2024)[5]	25,000	25,862
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.848% 2021[8]	28,050	27,799
Keybank National Association 2.50% 2019	17,000	16,898
Lloyds Banking Group PLC 3.00% 2022	30,000	29,041
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[5]	67,300	63,693
Lloyds Banking Group PLC 4.45% 2025	12,400	12,335
Lloyds Banking Group PLC 4.582% 2025	14,750	13,991
Lloyds Banking Group PLC 3.75% 2027	10,000	9,207
Lloyds Banking Group PLC 4.375% 2028	10,025	9,534
Metropolitan Life Global Funding I 2.30% 2019[3]	10,120	10,103
Metropolitan Life Global Funding I 2.50% 2020[3]	46,300	45,750
Metropolitan Life Global Funding I 1.95% 2021[3]	15,500	14,970
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	30,500	29,654
Mitsubishi UFJ Financial Group, Inc. 2.998% 2022	18,300	18,051
Mizuho Financial Group, Ltd. 3.549% 2023	31,500	31,450
Morgan Stanley 2.50% 2021	15,125	14,826
Morgan Stanley 3.125% 2023	53,142	51,925
Morgan Stanley 3.70% 2024	2,100	2,067
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[5]	119,400	118,605
Morgan Stanley 4.00% 2025	8,950	8,841
Morgan Stanley 3.125% 2026	5,582	5,157
Morgan Stanley 3.875% 2026	47,995	46,878
Morgan Stanley 3.625% 2027	9,875	9,400
Morgan Stanley 3.772% 2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[5]	19,418	18,611
Morgan Stanley, Series F, 3.875% 2024	550	548
National Australia Bank Ltd. 1.375% 2019	10,200	10,117
National Australia Bank Ltd. 1.875% 2021	10,200	9,820
National Australia Bank Ltd. 2.50% 2022	29,500	28,644
National Australia Bank Ltd. 2.875% 2023	23,725	23,008
Nationwide Mutual Insurance Co. (3-month USD-LIBOR + 2.29%) 5.078% 2024[3,8]	8,150	8,116
New York Life Global Funding 1.70% 2021[3]	15,000	14,461
New York Life Global Funding 2.35% 2026[3]	11,890	10,925
Nordea Bank AB 2.50% 2020[3]	14,825	14,621
American Balanced Fund — Page 7 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Nordea Bank AB 2.25% 2021[3]	$8,800	$8,582
PNC Bank 1.45% 2019	33,375	33,091
PNC Bank 2.40% 2019	14,800	14,714
PNC Bank 2.60% 2020	30,000	29,739
PNC Bank 2.55% 2021	17,000	16,591
PNC Bank 3.50% 2023	25,327	25,391
PNC Financial Services Group, Inc. 3.90% 2024	20,000	19,851
Prudential Financial, Inc. 3.50% 2024	23,600	23,757
Rabobank Nederland 2.75% 2022	23,500	23,048
Rabobank Nederland 4.375% 2025	22,650	22,287
Santander Holdings USA, Inc. 4.45% 2021	25,000	25,449
Santander Holdings USA, Inc. 3.70% 2022	28,500	28,010
Santander Holdings USA, Inc. 3.40% 2023	31,500	30,298
Skandinaviska Enskilda Banken AB 1.875% 2021	23,790	22,877
Skandinaviska Enskilda Banken AB 2.80% 2022	9,960	9,763
Sumitomo Mitsui Banking Corp. 3.102% 2023	52,500	51,526
Synchrony Bank 3.65% 2021	47,625	46,623
Synchrony Financial 3.75% 2021	19,821	19,301
Travelers Companies, Inc. 4.00% 2047	13,520	13,029
UBS Group AG 4.125% 2025[3]	28,250	28,094
UniCredit SpA 3.75% 2022[3]	64,869	62,498
UniCredit SpA 4.625% 2027[3]	10,000	9,170
UniCredit SpA 5.861% 2032[3,5]	31,850	28,063
Unum Group 3.875% 2025	5,045	4,931
US Bancorp 2.35% 2020	25,000	24,842
US Bancorp 2.625% 2022	16,225	15,952
US Bancorp 2.85% 2023	38,000	37,371
US Bancorp 3.40% 2023	62,775	62,836
US Bancorp 2.375% 2026	25,000	22,835
US Bank NA 1.40% 2019	5,465	5,440
US Bank NA 2.125% 2019	30,000	29,792
Wells Fargo & Co. 2.55% 2020	2,740	2,702
Wells Fargo & Co. 2.10% 2021	25,600	24,809
Wells Fargo & Co. 2.50% 2021	43,000	42,321
Wells Fargo & Co. 4.60% 2021	25,000	25,608
Wells Fargo & Co. 3.069% 2023	60,000	58,470
Wells Fargo & Co. 3.55% 2023	58,150	57,973
Wells Fargo & Co. 3.00% 2026	21,000	19,597
Wells Fargo & Co. 3.00% 2026	14,000	12,980
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[5]	2,755	2,649
Westpac Banking Corp. 2.15% 2020	28,000	27,701
Westpac Banking Corp. 2.75% 2023	27,500	26,699
		4,970,482
Health care 1.77%
Abbott Laboratories 2.90% 2021	28,952	28,684
Abbott Laboratories 3.40% 2023	8,578	8,561
Abbott Laboratories 3.75% 2026	11,937	11,815
Abbott Laboratories 4.75% 2036	4,800	5,027
Abbott Laboratories 4.90% 2046	3,500	3,693
AbbVie Inc. 2.90% 2022	37,353	36,376
AbbVie Inc. 2.85% 2023	14,887	14,358
AbbVie Inc. 4.25% 2028	23,650	23,019
AbbVie Inc. 4.30% 2036	4,393	3,935
American Balanced Fund — Page 8 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 4.45% 2046	$27,911	$24,538
AbbVie Inc. 4.875% 2048	14,775	13,856
Allergan PLC 3.45% 2022	65,422	64,467
Allergan PLC 3.80% 2025	3,385	3,310
Allergan PLC 4.55% 2035	7,870	7,494
Allergan PLC 4.75% 2045	21,404	20,419
Allergan, Inc. 5.00% 2021[3]	35,099	36,135
AmerisourceBergen Corp. 3.25% 2025	2,170	2,076
AmerisourceBergen Corp. 4.25% 2045	2,045	1,762
Amgen Inc. 2.70% 2022	10,620	10,407
Amgen Inc. 4.40% 2045	16,000	15,059
Anthem, Inc. 2.95% 2022	26,430	25,798
Anthem, Inc. 4.101% 2028	40,000	39,303
AstraZeneca PLC 2.375% 2022	18,792	18,040
AstraZeneca PLC 3.375% 2025	42,445	41,083
Bayer AG 2.375% 2019[3]	8,245	8,181
Bayer US Finance II LLC 3.875% 2023[3]	44,342	43,583
Bayer US Finance II LLC 4.25% 2025[3]	71,894	70,108
Bayer US Finance II LLC 4.375% 2028[3]	2,774	2,655
Bayer US Finance II LLC 4.625% 2038[3]	11,798	10,759
Bayer US Finance II LLC 4.40% 2044[3]	13,090	11,258
Bayer US Finance II LLC 4.875% 2048[3]	12,664	11,439
Becton, Dickinson and Co. 2.133% 2019	17,750	17,649
Becton, Dickinson and Co. 2.404% 2020	17,750	17,485
Becton, Dickinson and Co. 2.894% 2022	39,820	38,596
Becton, Dickinson and Co. 3.363% 2024	40,505	38,949
Boston Scientific Corp. 3.375% 2022	20,000	19,886
Boston Scientific Corp. 3.85% 2025	45,500	44,843
Cigna Corp. 3.40% 2021[3]	33,775	33,718
Cigna Corp. 3.75% 2023[3]	40,655	40,559
Cigna Corp. 4.125% 2025[3]	21,020	21,031
Cigna Corp. 4.375% 2028[3]	16,800	16,937
Cigna Corp. 4.80% 2038[3]	40,085	39,874
Cigna Corp. 4.90% 2048[3]	12,745	12,535
CVS Health Corp. 3.35% 2021	67,095	66,906
CVS Health Corp. 3.70% 2023	7,790	7,714
CVS Health Corp. 4.10% 2025	104,719	103,941
CVS Health Corp. 4.30% 2028	89,437	87,740
CVS Health Corp. 4.78% 2038	8,492	8,172
CVS Health Corp. 5.05% 2048	7,167	7,006
Eli Lilly and Co. 3.95% 2047	10,000	9,816
EMD Finance LLC 2.95% 2022[3]	12,850	12,669
EMD Finance LLC 3.25% 2025[3]	16,200	15,566
GlaxoSmithKline PLC 3.625% 2025	12,165	12,258
HCA Inc. 6.50% 2020	9,800	10,070
Humana Inc. 3.15% 2022	20,000	19,610
Johnson & Johnson 2.45% 2026	23,360	21,969
Medtronic, Inc. 3.50% 2025	22,500	22,439
Medtronic, Inc. 4.375% 2035	12,627	12,964
Medtronic, Inc. 4.625% 2045	11,095	11,675
Mylan Laboratories Inc. 3.15% 2021	18,347	17,977
Pfizer Inc. 7.20% 2039	485	672
Roche Holdings, Inc. 2.875% 2021[3]	24,400	24,263
Roche Holdings, Inc. 1.75% 2022[3]	18,330	17,598
American Balanced Fund — Page 9 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Roche Holdings, Inc. 3.35% 2024[3]	$9,000	$9,035
Roche Holdings, Inc. 3.00% 2025[3]	19,000	18,444
Shire PLC 2.40% 2021	40,634	39,316
Shire PLC 2.875% 2023	93,763	88,726
Shire PLC 3.20% 2026	102,800	93,231
Takeda Pharmaceutical Co., Ltd. 4.00% 2021[3]	30,000	30,428
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[3]	70,080	70,919
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[3]	32,500	33,277
Teva Pharmaceutical Finance Co. BV 2.20% 2021	128,578	118,257
Teva Pharmaceutical Finance Co. BV 2.80% 2023	158,775	136,878
Teva Pharmaceutical Finance Co. BV 3.15% 2026	147,999	113,198
Thermo Fisher Scientific Inc. 4.15% 2024	11,840	12,006
WellPoint, Inc. 2.25% 2019	15,500	15,419
Zimmer Holdings, Inc. 3.15% 2022	18,910	18,502
Zimmer Holdings, Inc. 4.25% 2035	1,197	1,083
		2,249,004
Energy 1.48%
Anadarko Petroleum Corp. 4.85% 2021	19,615	20,093
Anadarko Petroleum Corp. 5.55% 2026	13,895	14,580
Anadarko Petroleum Corp. 6.60% 2046	18,950	21,018
BP Capital Markets PLC 4.234% 2028	25,000	25,765
Canadian Natural Resources Ltd. 2.95% 2023	34,865	33,355
Canadian Natural Resources Ltd. 3.80% 2024	1,720	1,698
Canadian Natural Resources Ltd. 4.95% 2047	7,500	7,231
Cenovus Energy Inc. 3.00% 2022	2,000	1,900
Cenovus Energy Inc. 3.80% 2023	20,710	19,999
Cenovus Energy Inc. 4.25% 2027	52,985	48,368
Cenovus Energy Inc. 5.25% 2037	12,500	11,054
Cenovus Energy Inc. 5.40% 2047	52,450	45,482
Chevron Corp. 2.566% 2023	13,000	12,667
Concho Resources Inc. 4.30% 2028	30,935	30,338
Concho Resources Inc. 4.85% 2048	17,851	17,169
Devon Energy Corp. 5.00% 2045	6,000	5,339
Enbridge Energy Partners, LP 9.875% 2019	11,250	11,366
Enbridge Energy Partners, LP 4.375% 2020	15,730	15,917
Enbridge Energy Partners, LP 5.875% 2025	21,005	22,798
Enbridge Energy Partners, LP 5.50% 2040	15,000	15,596
Enbridge Energy Partners, LP 7.375% 2045	52,240	64,989
Enbridge Energy Partners, LP, Series B, 7.50% 2038	9,250	11,705
Enbridge Inc. 4.00% 2023	12,610	12,685
Enbridge Inc. 3.70% 2027	26,253	24,924
Energy Transfer Partners, LP 4.15% 2020	11,500	11,572
Energy Transfer Partners, LP 4.20% 2023	11,190	11,039
Energy Transfer Partners, LP 4.75% 2026	19,000	18,502
Energy Transfer Partners, LP 4.00% 2027	16,482	15,148
Energy Transfer Partners, LP 4.20% 2027	13,373	12,501
Energy Transfer Partners, LP 4.95% 2028	16,877	16,577
Energy Transfer Partners, LP 6.125% 2045	11,990	11,777
Energy Transfer Partners, LP 5.30% 2047	26,430	23,402
Energy Transfer Partners, LP 5.40% 2047	40,178	36,162
Energy Transfer Partners, LP 6.00% 2048	33,160	32,440
EnLink Midstream Partners, LP 4.15% 2025	2,575	2,326
EnLink Midstream Partners, LP 5.45% 2047	18,515	15,056
American Balanced Fund — Page 10 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Enterprise Products Operating LLC 3.90% 2024	$16,545	$16,661
Enterprise Products Operating LLC 3.95% 2027	550	549
EOG Resources, Inc. 4.15% 2026	10,220	10,510
EQT Corp. 3.00% 2022	16,800	15,943
EQT Corp. 3.90% 2027	15,080	13,031
Equinor ASA 3.625% 2028	61,530	61,537
Exxon Mobil Corp. 2.222% 2021	18,000	17,746
Exxon Mobil Corp. 2.726% 2023	12,000	11,807
Exxon Mobil Corp. 4.114% 2046	4,080	4,167
Halliburton Co. 3.80% 2025	4,465	4,337
Kinder Morgan Energy Partners, LP 2.65% 2019	20,000	19,990
Kinder Morgan Energy Partners, LP 9.00% 2019	4,395	4,414
Kinder Morgan Energy Partners, LP 3.50% 2021	8,980	8,962
Kinder Morgan Energy Partners, LP 5.40% 2044	13,135	12,613
Kinder Morgan Energy Partners, LP 5.50% 2044	11,321	10,995
Kinder Morgan, Inc. 3.05% 2019	8,070	8,025
Kinder Morgan, Inc. 6.50% 2020	10,700	11,084
Kinder Morgan, Inc. 4.30% 2028	49,630	48,815
Kinder Morgan, Inc. 5.30% 2034	8,205	8,077
Kinder Morgan, Inc. 5.20% 2048	25,000	24,015
Marathon Oil Corp. 4.40% 2027	26,665	25,395
MPLX LP 4.125% 2027	5,880	5,611
MPLX LP 4.50% 2038	25,500	22,363
Noble Energy, Inc. 3.85% 2028	19,650	17,823
Noble Energy, Inc. 4.95% 2047	13,500	11,737
Petróleos Mexicanos 5.375% 2022	30,000	29,535
Petróleos Mexicanos 4.625% 2023	12,000	11,292
Petróleos Mexicanos 5.35% 2028	15,590	13,641
Petróleos Mexicanos 5.625% 2046	8,800	6,705
Petróleos Mexicanos 6.75% 2047	47,957	39,775
Petróleos Mexicanos 6.35% 2048	88,165	70,666
Phillips 66 Partners LP 3.605% 2025	1,950	1,877
Phillips 66 Partners LP 3.55% 2026	3,350	3,138
Phillips 66 Partners LP 3.75% 2028	8,775	8,124
Phillips 66 3.90% 2028	24,325	23,557
Phillips 66 4.875% 2044	40,000	39,088
Phillips 66 Partners LP 4.68% 2045	6,580	5,954
Phillips 66 Partners LP 4.90% 2046	5,510	5,053
Pioneer Natural Resources Co. 3.45% 2021	11,530	11,501
Sabine Pass Liquefaction, LLC 5.625% 2023[5]	75,500	79,613
Sabine Pass Liquefaction, LLC 5.75% 2024	50,000	52,463
Sabine Pass Liquefaction, LLC 5.875% 2026	10,265	10,889
Sabine Pass Liquefaction, LLC 4.20% 2028	13,155	12,614
Schlumberger BV 3.625% 2022[3]	11,340	11,301
Schlumberger BV 4.00% 2025[3]	18,578	18,374
Shell International Finance BV 2.25% 2020	8,375	8,276
Shell International Finance BV 1.875% 2021	15,000	14,614
Shell International Finance BV 3.50% 2023	48,853	49,427
Shell International Finance BV 3.875% 2028	43,540	44,826
Statoil ASA 2.75% 2021	5,395	5,353
Statoil ASA 3.25% 2024	1,690	1,684
Statoil ASA 4.25% 2041	6,000	5,973
TC PipeLines, LP 4.375% 2025	6,390	6,385
Total Capital SA 3.883% 2028	55,000	56,627
American Balanced Fund — Page 11 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
TransCanada PipeLines Ltd. 4.25% 2028	$17,075	$16,953
TransCanada PipeLines Ltd. 4.75% 2038	22,400	21,681
TransCanada PipeLines Ltd. 5.00% 2043	10,000	9,929
TransCanada PipeLines Ltd. 4.875% 2048	23,500	23,011
TransCanada PipeLines Ltd., junior subordinated, 5.625% 2075 (3-month USD-LIBOR + 3.528% on 5/20/2025)[5]	6,410	5,793
Western Gas Partners LP 3.95% 2025	3,730	3,521
Western Gas Partners LP 4.65% 2026	7,045	6,827
Western Gas Partners LP 5.30% 2048	20,000	17,339
Williams Partners LP 4.50% 2023	6,400	6,440
Williams Partners LP 4.30% 2024	7,870	7,851
Woodside Petroleum Ltd. 3.65% 2025[3]	12,400	11,799
		1,878,214
Consumer staples 1.22%
Altria Group, Inc. 9.25% 2019	5,067	5,238
Altria Group, Inc. 2.625% 2020	14,760	14,627
Altria Group, Inc. 9.95% 2038	13,500	19,766
Altria Group, Inc. 4.50% 2043	10,000	8,358
Altria Group, Inc. 5.375% 2044	6,825	6,390
Anheuser-Busch Co./InBev Worldwide 3.65% 2026[3]	37,965	35,919
Anheuser-Busch Co./InBev Worldwide 4.70% 2036[3]	6,725	6,280
Anheuser-Busch Co./InBev Worldwide 4.90% 2046[3]	8,275	7,701
Anheuser-Busch InBev NV 3.30% 2023	57,125	55,673
Anheuser-Busch InBev NV 3.50% 2024	28,585	27,959
Anheuser-Busch InBev NV 4.00% 2028	69,467	66,614
Anheuser-Busch InBev NV 4.60% 2048	9,578	8,631
British American Tobacco International Finance PLC 3.95% 2025[3]	16,500	15,446
British American Tobacco PLC 2.297% 2020	35,827	34,987
British American Tobacco PLC 3.222% 2024	124,000	114,343
British American Tobacco PLC 3.557% 2027	66,150	58,864
British American Tobacco PLC 4.39% 2037	25,500	20,955
British American Tobacco PLC 4.54% 2047	40,500	32,397
Conagra Brands, Inc. 3.80% 2021	45,157	45,201
Conagra Brands, Inc. 4.30% 2024	71,653	71,299
Conagra Brands, Inc. 4.85% 2028	16,570	16,336
Conagra Brands, Inc. 5.30% 2038	23,000	21,822
Conagra Brands, Inc. 5.40% 2048	14,248	13,185
Constellation Brands, Inc. 2.65% 2022	43,645	41,827
Constellation Brands, Inc. 2.70% 2022	6,780	6,554
Constellation Brands, Inc. 3.20% 2023	30,742	29,837
Constellation Brands, Inc. 3.60% 2028	10,000	9,232
Constellation Brands, Inc. 4.50% 2047	3,465	3,179
Constellation Brands, Inc. 4.10% 2048	22,000	18,642
Costco Wholesale Corp. 2.75% 2024	57,500	55,966
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.976% 2021[8]	14,250	14,034
General Mills, Inc. 3.70% 2023	3,120	3,105
Imperial Tobacco Finance PLC 3.50% 2023[3]	17,000	16,526
Keurig Dr Pepper Inc. 4.057% 2023[3]	37,500	37,382
Keurig Dr Pepper Inc. 4.417% 2025[3]	24,162	24,094
Keurig Dr Pepper Inc. 4.597% 2028[3]	23,096	22,979
Keurig Dr Pepper Inc. 4.985% 2038[3]	17,945	17,275
Keurig Dr Pepper Inc. 5.085% 2048[3]	32,576	31,134
Kraft Heinz Co. 3.50% 2022	23,285	23,110
American Balanced Fund — Page 12 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Kraft Heinz Co. 4.375% 2046	$5,290	$4,380
Kroger Co. 3.50% 2026	16,135	15,325
Mead Johnson Nutrition Co. 3.00% 2020	6,525	6,506
Mead Johnson Nutrition Co. 4.125% 2025	3,355	3,446
Molson Coors Brewing Co. 1.45% 2019	7,465	7,390
Molson Coors Brewing Co. 1.90% 2019	10,015	9,987
Molson Coors Brewing Co. 2.25% 2020	8,590	8,474
Molson Coors Brewing Co. 2.10% 2021	11,385	10,983
Molson Coors Brewing Co. 3.00% 2026	9,670	8,631
Molson Coors Brewing Co. 4.20% 2046	10,475	8,747
Nestle Holdings, Inc. 3.50% 2025[3]	35,000	35,203
Pernod Ricard SA 4.45% 2022[3]	9,600	9,798
Philip Morris International Inc. 2.00% 2020	28,010	27,662
Philip Morris International Inc. 1.875% 2021	6,340	6,162
Philip Morris International Inc. 2.375% 2022	20,565	19,773
Philip Morris International Inc. 2.50% 2022	31,500	30,289
Philip Morris International Inc. 2.625% 2022	13,750	13,315
Philip Morris International Inc. 3.25% 2024	10,000	9,636
Philip Morris International Inc. 3.375% 2025	27,395	26,655
Philip Morris International Inc. 4.25% 2044	6,000	5,492
Procter & Gamble Co. 1.70% 2021	8,270	8,061
Reckitt Benckiser Group PLC 2.375% 2022[3]	19,000	18,257
Reckitt Benckiser Treasury Services PLC 2.75% 2024[3]	8,078	7,640
Reynolds American Inc. 3.25% 2022	11,420	11,091
Reynolds American Inc. 4.00% 2022	3,410	3,376
Reynolds American Inc. 4.85% 2023	12,000	12,156
Reynolds American Inc. 4.45% 2025	60,115	58,070
Reynolds American Inc. 5.70% 2035	1,555	1,524
Reynolds American Inc. 5.85% 2045	32,595	30,415
Wal-Mart Stores, Inc. 3.40% 2023	30,140	30,467
Wal-Mart Stores, Inc. 3.70% 2028	20,996	21,340
WM. Wrigley Jr. Co. 3.375% 2020[3]	22,500	22,565
		1,555,683
Utilities 1.21%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[3]	25,500	25,352
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 2030[3]	7,000	7,031
AEP Transmission Co. LLC 3.75% 2047	9,870	9,088
AEP Transmission Co. LLC 4.25% 2048	12,600	12,747
Ameren Corp. 3.65% 2026	1,410	1,388
Ameren Corp. 3.70% 2047	10,000	9,156
Ameren Corp. 4.50% 2049	13,000	13,801
American Electric Power Co., Inc. 2.15% 2020	9,800	9,607
American Electric Power Co., Inc. 2.95% 2022	13,694	13,440
Berkshire Hathaway Energy Co. 2.40% 2020	4,355	4,327
Centerpoint Energy, Inc. 2.50% 2022	4,510	4,317
CenterPoint Energy, Inc. 3.85% 2024	10,915	10,980
CMS Energy Corp. 5.05% 2022	9,215	9,624
Comision Federal de Electricidad 4.75% 2027[3]	10,725	10,135
Commonwealth Edison Co. 2.55% 2026	11,270	10,566
Commonwealth Edison Co. 4.35% 2045	8,345	8,427
Commonwealth Edison Co. 4.00% 2048	11,750	11,379
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,600	8,889
Consolidated Edison Co. of New York, Inc. 4.50% 2058	19,825	19,256
American Balanced Fund — Page 13 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Consumers Energy Co. 3.375% 2023	$1,435	$1,441
Consumers Energy Co. 3.125% 2024	10,520	10,397
Consumers Energy Co. 3.25% 2046	10,635	9,038
Consumers Energy Co. 4.05% 2048	27,710	27,435
Dominion Resources, Inc. 1.60% 2019	3,660	3,620
Dominion Resources, Inc. 2.962% 2019[5]	11,040	11,002
Dominion Resources, Inc. 2.579% 2020[5]	7,025	6,917
Dominion Resources, Inc. 2.00% 2021	6,765	6,504
Dominion Resources, Inc. 2.75% 2022	36,516	35,593
Duke Energy Carolinas, Inc. 3.95% 2028	21,375	21,935
Duke Energy Carolinas, Inc. 3.70% 2047	6,625	6,042
Duke Energy Corp. 3.75% 2024	24,295	24,359
Duke Energy Corp. 2.65% 2026	21,250	19,389
Duke Energy Florida, LLC 3.20% 2027	23,075	22,368
Duke Energy Ohio, Inc. 3.70% 2046	7,475	6,756
Duke Energy Progress Inc. 4.15% 2044	26,190	25,561
Duke Energy Progress Inc. 3.70% 2046	29,270	26,544
Duke Energy Progress, LLC 3.375% 2023	3,925	3,945
EDP Finance BV 3.625% 2024[3]	63,525	59,596
Electricité de France SA 2.35% 2020[3]	4,600	4,535
Electricité de France SA 4.875% 2038[3]	3,575	3,277
Electricité de France SA 6.95% 2039[3]	5,275	6,161
Electricité de France SA 5.60% 2040	1,475	1,492
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[5]	11,600	11,680
Emera US Finance LP 2.70% 2021	6,165	6,009
Emera US Finance LP 3.55% 2026	17,715	16,834
Enel Finance International SA 2.875% 2022[3]	13,466	12,697
Enel Finance International SA 2.75% 2023[3]	53,034	48,973
Enel Finance International SA 4.25% 2023[3]	35,000	34,256
Enel Finance International SA 4.625% 2025[3]	35,000	33,644
Enel Finance International SA 3.625% 2027[3]	29,500	26,084
Enel Finance International SA 3.50% 2028[3]	26,650	22,904
Enel Finance International SA 4.875% 2029[3]	30,000	28,694
Enersis Américas SA 4.00% 2026	4,330	4,055
Entergy Corp. 4.00% 2022	7,994	8,070
Entergy Corp. 2.95% 2026	24,040	22,228
Entergy Louisiana, LLC 4.20% 2048	14,025	13,897
Eversource Energy 3.80% 2023	10,245	10,354
Eversource Energy 2.70% 2026	4,085	3,830
Exelon Corp. 2.85% 2020	15,000	14,884
Exelon Corp. 3.497% 2022[5]	90,158	88,168
Exelon Corp. 3.40% 2026	2,840	2,706
Exelon Corp. 4.45% 2046	2,525	2,414
FirstEnergy Corp. 3.90% 2027	44,488	43,190
FirstEnergy Corp. 4.85% 2047	43,720	43,972
FirstEnergy Corp., Series B, 4.25% 2023	33,180	33,739
Great Plains Energy Inc. 4.20% 2047	8,400	8,139
MidAmerican Energy Holdings Co. 2.40% 2019	5,500	5,494
MidAmerican Energy Holdings Co. 3.75% 2023	20,000	20,296
MidAmerican Energy Holdings Co. 3.10% 2027	21,335	20,800
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	14,460	14,324
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	6,805	6,708
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	22,000	21,116
NiSource Finance Corp. 2.65% 2022	14,850	14,229
American Balanced Fund — Page 14 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Northeast Utilities 3.15% 2025	$8,845	$8,561
Northern States Power Co. 4.125% 2044	18,000	18,237
NV Energy, Inc. 6.25% 2020	10,168	10,686
Pacific Gas and Electric Co. 2.45% 2022	6,000	5,347
Pacific Gas and Electric Co. 3.25% 2023	3,314	2,948
Pacific Gas and Electric Co. 3.85% 2023	2,552	2,297
Pacific Gas and Electric Co. 4.25% 2023[3]	6,000	5,589
Pacific Gas and Electric Co. 3.40% 2024	3,087	2,692
Pacific Gas and Electric Co. 3.75% 2024	20,000	17,840
Pacific Gas and Electric Co. 3.30% 2027	18,272	15,141
Pacific Gas and Electric Co. 3.30% 2027	5,861	4,815
Pacific Gas and Electric Co. 4.65% 2028[3]	19,122	16,930
Pacific Gas and Electric Co. 6.35% 2038	5,000	4,751
PacifiCorp., First Mortgage Bonds, 3.60% 2024	18,405	18,591
PacifiCorp., First Mortgage Bonds, 4.125% 2049	18,825	18,601
Public Service Co. of Colorado 2.25% 2022	6,000	5,783
Public Service Electric and Gas Co., 3.05% 2024	13,425	13,130
Public Service Enterprise Group Inc. 1.90% 2021	6,810	6,652
Public Service Enterprise Group Inc. 2.65% 2022	15,075	14,517
Public Service Enterprise Group Inc. 2.25% 2026	3,875	3,546
Puget Energy, Inc. 6.50% 2020	5,750	6,076
Puget Energy, Inc. 6.00% 2021	13,200	13,971
Puget Energy, Inc. 5.625% 2022	15,427	16,348
Puget Energy, Inc. 3.65% 2025	9,400	9,206
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	13,997
South Carolina Electric & Gas Co. 3.50% 2021	13,175	13,220
South Carolina Electric & Gas Co. 4.25% 2028	13,725	14,249
South Carolina Electric & Gas Co. 4.10% 2046	13,624	12,789
Tampa Electric Co. 4.35% 2044	11,410	11,034
Teco Finance, Inc. 5.15% 2020	5,627	5,755
Virginia Electric and Power Co. 2.95% 2026	8,247	7,833
Virginia Electric and Power Co. 3.50% 2027	10,000	9,871
Virginia Electric and Power Co. 4.60% 2048	10,125	10,619
Xcel Energy Inc. 4.70% 2020	4,845	4,903
Xcel Energy Inc. 3.30% 2025	5,795	5,674
		1,540,004
Consumer discretionary 1.08%
Amazon.com, Inc. 2.40% 2023	24,500	23,733
Amazon.com, Inc. 2.80% 2024	24,500	23,830
Amazon.com, Inc. 3.80% 2024	35,000	35,847
American Honda Finance Corp. 3.50% 2028	10,000	9,852
Bayerische Motoren Werke AG 3.45% 2023[3]	61,070	60,658
DaimlerChrysler North America Holding Corp. 2.25% 2019[3]	13,000	12,918
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	9,780	9,649
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	22,525	21,680
DaimlerChrysler North America Holding Corp. 3.00% 2021[3]	40,000	39,575
DaimlerChrysler North America Holding Corp. 3.35% 2023[3]	12,800	12,632
DaimlerChrysler North America Holding Corp. 3.75% 2028[3]	4,198	3,956
Ford Motor Credit Co. 2.597% 2019	13,000	12,859
Ford Motor Credit Co. 2.343% 2020	36,275	34,908
Ford Motor Credit Co. 3.157% 2020	22,186	21,745
Ford Motor Credit Co. 3.20% 2021	8,300	8,046
Ford Motor Credit Co. 3.47% 2021	993	966
American Balanced Fund — Page 15 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 3.813% 2021	$19,190	$18,649
Ford Motor Credit Co. 2.979% 2022	25,000	23,081
Ford Motor Credit Co. 3.219% 2022	590	554
Ford Motor Credit Co. 3.339% 2022	29,703	28,057
Ford Motor Credit Co. 3.096% 2023	43,286	39,166
Ford Motor Credit Co. 4.14% 2023	20,000	19,027
Ford Motor Credit Co. 4.375% 2023	26,189	24,831
Ford Motor Credit Co. 3.815% 2027	9,367	7,922
General Motors Co. 4.875% 2023	37,366	37,487
General Motors Co. 4.35% 2025	20,515	19,465
General Motors Co. 6.60% 2036	9,435	9,216
General Motors Co. 5.40% 2048	20,000	17,111
General Motors Financial Co. 2.35% 2019	18,000	17,846
General Motors Financial Co. 2.40% 2019	20,435	20,360
General Motors Financial Co. 3.70% 2020	10,000	9,963
General Motors Financial Co. 3.15% 2022	7,891	7,528
General Motors Financial Co. 3.45% 2022	38,500	37,332
General Motors Financial Co. 3.25% 2023	57,478	54,197
General Motors Financial Co. 3.70% 2023	52,170	49,682
General Motors Financial Co. 3.50% 2024	46,510	42,378
General Motors Financial Co. 3.95% 2024	45,284	43,054
General Motors Financial Co. 4.35% 2027	11,250	10,377
Home Depot, Inc. 1.80% 2020	26,005	25,634
Home Depot, Inc. 4.40% 2021	15,000	15,452
Home Depot, Inc. 3.25% 2022	20,125	20,342
Home Depot, Inc. 5.95% 2041	7,500	9,232
Home Depot, Inc. 4.25% 2046	16,500	16,507
Hyundai Capital America 2.00% 2019[3]	11,960	11,885
Hyundai Capital America 2.55% 2020[3]	8,300	8,197
Hyundai Capital America 3.45% 2021[3]	58,690	58,078
Hyundai Capital America 3.75% 2021[3]	20,000	19,950
Hyundai Capital America 3.25% 2022[3]	13,055	12,707
Lowe’s Companies, Inc. 2.50% 2026	23,310	20,725
McDonald’s Corp. 2.625% 2022	15,440	15,109
McDonald’s Corp. 3.50% 2027	6,555	6,381
McDonald’s Corp. 3.80% 2028	14,775	14,543
McDonald’s Corp. 4.875% 2045	12,000	12,178
Newell Rubbermaid Inc. 3.85% 2023	4,770	4,704
Nordstrom, Inc. 4.00% 2021	6,245	6,291
Starbucks Corp. 3.10% 2023	22,854	22,531
Starbucks Corp. 3.80% 2025	9,200	9,115
Starbucks Corp. 4.50% 2048	13,480	12,616
Toyota Motor Credit Corp. 2.25% 2023	14,085	13,350
Toyota Motor Credit Corp. 3.05% 2028	15,800	15,273
Volkswagen Group of America Finance, LLC 4.00% 2021[3]	67,163	67,343
Volkswagen Group of America Finance, LLC 4.25% 2023[3]	52,555	52,178
Volkswagen Group of America Finance, LLC 4.625% 2025[3]	38,225	37,859
		1,378,317
Communication services 0.66%
Alphabet Inc. 1.998% 2026	17,000	15,479
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.956% 2024[8]	36,350	35,285
AT&T Inc. 4.10% 2028	10,000	9,638
British Telecommunications PLC 2.35% 2019	13,285	13,268
American Balanced Fund — Page 16 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
British Telecommunications PLC 9.625% 2030[5]	$7,758	$10,513
CBS Corp. 3.50% 2025	15,000	14,322
CBS Corp. 4.60% 2045	25,000	22,316
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	12,500	12,494
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	10,000	9,953
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	16,350	16,929
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	16,365	14,899
Comcast Corp. 3.95% 2025	38,738	39,248
Comcast Corp. 3.15% 2026	11,215	10,746
Comcast Corp. 2.35% 2027	17,000	15,231
Comcast Corp. 4.15% 2028	32,414	32,973
Comcast Corp. 3.20% 2036	7,250	6,256
Comcast Corp. 6.45% 2037	15,000	17,939
Comcast Corp. 3.90% 2038	12,750	11,840
Comcast Corp. 4.60% 2038	39,225	39,729
Comcast Corp. 4.60% 2045	20,000	19,557
Comcast Corp. 4.00% 2048	14,000	12,808
Comcast Corp. 4.70% 2048	41,390	42,214
Deutsche Telekom International Finance BV 1.95% 2021[3]	10,000	9,601
Deutsche Telekom International Finance BV 2.82% 2022[3]	45,985	45,000
Deutsche Telekom International Finance BV 3.60% 2027[3]	37,214	35,178
Deutsche Telekom International Finance BV 9.25% 2032	6,194	8,828
France Télécom 4.125% 2021	20,000	20,411
NBCUniversal Enterprise, Inc. 5.25% 2049[3]	5,730	5,816
Orange SA 2.75% 2019	5,010	5,007
Orange SA 5.50% 2044	14,000	15,040
Time Warner Inc. 3.80% 2027	6,045	5,685
Verizon Communications Inc. 3.50% 2024	8,500	8,415
Verizon Communications Inc. 4.125% 2027	26,900	26,982
Verizon Communications Inc. 4.50% 2033	23,000	22,782
Verizon Communications Inc. 4.40% 2034	14,875	14,391
Verizon Communications Inc. 4.272% 2036	47,680	44,802
Verizon Communications Inc. 4.125% 2046	30,000	26,609
Verizon Communications Inc. 4.862% 2046	9,750	9,631
Vodafone Group PLC 3.75% 2024	41,200	40,651
Vodafone Group PLC 4.125% 2025	33,000	32,660
Vodafone Group PLC 4.375% 2028	17,500	17,019
Vodafone Group PLC 5.00% 2038	10,000	9,408
Vodafone Group PLC 5.25% 2048	10,000	9,434
		836,987
Industrials 0.58%
3M Co. 2.25% 2026	10,000	9,263
3M Co. 3.625% 2028	9,058	9,234
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[7]	7,775	7,900
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[7]	3,017	3,025
Continental Airlines, Inc., Series 1999-2, Class A1, 7.256% 2021[7]	121	123
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[7]	1,054	1,122
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[7]	363	379
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[7]	1,733	1,791
CSX Corp. 3.80% 2028	43,025	42,319
CSX Corp. 4.25% 2029	14,593	14,856
CSX Corp. 4.30% 2048	19,000	18,190
CSX Corp. 4.75% 2048	20,000	20,367
American Balanced Fund — Page 17 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
ERAC USA Finance Co. 2.70% 2023[3]	$1,375	$1,300
FedEx Corp. 4.75% 2045	35,000	33,164
Fortive Corp. 1.80% 2019	924	913
Fortive Corp. 2.35% 2021	6,505	6,346
General Dynamics Corp. 3.375% 2023	33,964	34,217
General Dynamics Corp. 3.50% 2025	19,536	19,481
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,605
General Electric Co. 2.70% 2022	11,000	10,216
General Electric Co. 4.125% 2042	11,000	8,610
Honeywell International Inc. 1.85% 2021	17,905	17,310
Lockheed Martin Corp. 3.10% 2023	4,710	4,672
Lockheed Martin Corp. 3.55% 2026	18,885	18,777
Northrop Grumman Corp. 2.93% 2025	56,745	53,941
Northrop Grumman Corp. 3.25% 2028	23,975	22,459
Rockwell Collins, Inc. 1.95% 2019	8,465	8,404
Rockwell Collins, Inc. 2.80% 2022	36,585	35,585
Rockwell Collins, Inc. 3.20% 2024	17,295	16,674
Roper Technologies, Inc. 2.80% 2021	9,660	9,470
Roper Technologies, Inc. 3.80% 2026	8,325	8,136
Siemens AG 2.70% 2022[3]	51,020	50,078
Southwest Airlines Co. 2.75% 2019	6,255	6,233
Thomson Reuters Corp. 4.30% 2023	4,500	4,590
Thomson Reuters Corp. 3.35% 2026	12,410	11,539
Thomson Reuters Corp. 5.65% 2043	2,000	2,131
Union Pacific Corp. 3.75% 2025	24,640	24,920
Union Pacific Corp. 3.95% 2028	30,000	30,038
United Technologies Corp. 3.10% 2022	14,783	14,487
United Technologies Corp. 3.65% 2023	60,837	60,659
United Technologies Corp. 3.95% 2025	42,127	41,880
United Technologies Corp. 3.125% 2027	33,000	30,552
United Technologies Corp. 4.125% 2028	10,480	10,427
Waste Management, Inc. 2.90% 2022	15,000	14,769
		743,152
Information technology 0.44%
Apple Inc. 2.75% 2025	31,000	29,930
Apple Inc. 2.90% 2027	20,000	18,863
Apple Inc. 3.00% 2024	10,000	9,882
Broadcom Ltd. 3.00% 2022	66,262	63,767
Broadcom Ltd. 2.65% 2023	31,000	28,875
Broadcom Ltd. 3.625% 2024	159,363	150,934
Broadcom Ltd. 3.875% 2027	47,990	43,153
Broadcom Ltd. 3.50% 2028	28,198	24,491
Intel Corp. 3.70% 2025	22,000	22,220
Microsoft Corp. 1.55% 2021	11,600	11,273
Microsoft Corp. 2.40% 2026	15,000	14,051
Microsoft Corp. 3.30% 2027	21,655	21,484
Microsoft Corp. 4.20% 2035	18,000	18,713
Microsoft Corp. 4.10% 2037	10,750	11,073
Microsoft Corp. 3.70% 2046	15,000	14,477
Visa Inc. 2.80% 2022	23,000	22,723
Visa Inc. 3.15% 2025	49,000	48,220
		554,129
American Balanced Fund — Page 18 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate 0.38%	Principal amount (000)	Value (000)
Alexandria Real Estate Equities, Inc. 3.95% 2028	$3,970	$3,844
American Campus Communities, Inc. 3.35% 2020	21,070	21,003
American Campus Communities, Inc. 3.75% 2023	11,715	11,641
American Campus Communities, Inc. 4.125% 2024	10,965	11,025
American Campus Communities, Inc. 3.625% 2027	8,932	8,416
American Tower Corp. 3.40% 2019	13,550	13,558
American Tower Corp. 3.55% 2027	6,815	6,408
American Tower Corp. 3.60% 2028	15,000	14,050
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,632
Corporate Office Properties LP 3.60% 2023	6,000	5,828
Corporate Office Properties LP 5.25% 2024	20,030	20,786
Corporate Office Properties LP 5.00% 2025	1,235	1,260
EPR Properties 4.75% 2026	29,600	29,342
EPR Properties 4.50% 2027	20,125	19,441
ERP Operating LP 4.75% 2020	12,000	12,232
Essex Portfolio LP 3.875% 2024	27,215	27,321
Essex Portfolio LP 3.50% 2025	27,075	26,362
Essex Portfolio LP 3.375% 2026	2,395	2,294
Hospitality Properties Trust 4.25% 2021	30,925	31,028
Hospitality Properties Trust 5.00% 2022	4,350	4,446
Hospitality Properties Trust 4.50% 2023	21,940	22,145
Hospitality Properties Trust 4.95% 2027	11,000	10,802
Hospitality Properties Trust 3.95% 2028	12,610	11,392
Prologis, Inc. 4.25% 2023	20,000	20,666
Public Storage 2.37% 2022	8,640	8,348
Scentre Group 2.375% 2019[3]	14,845	14,704
Scentre Group 3.25% 2025[3]	1,780	1,696
Scentre Group 3.50% 2025[3]	10,415	10,102
Scentre Group 3.75% 2027[3]	13,620	13,170
Select Income REIT 3.60% 2020	8,000	7,962
WEA Finance LLC 2.70% 2019[3]	5,395	5,372
WEA Finance LLC 3.25% 2020[3]	26,437	26,402
WEA Finance LLC 3.75% 2024[3]	200	199
Welltower Inc. 3.95% 2023	20,600	20,671
Westfield Corp. Ltd. 3.15% 2022[3]	35,935	35,408
		480,956
Materials 0.27%
BHP Billiton Finance Ltd. 6.25% 2075 (USD Semi Annual 30/360 (vs. 3M LIBOR) 5Y + 4.971% on 10/19/2020)[3,5]	3,175	3,250
Chevron Phillips Chemical Co. LLC 3.30% 2023[3]	9,750	9,650
Chevron Phillips Chemical Co. LLC 3.70% 2028[3]	25,000	24,668
Dow Chemical Co. 4.55% 2025[3]	40,434	41,212
DowDuPont Inc. 4.205% 2023	25,835	26,444
DowDuPont Inc. 4.493% 2025	55,750	57,507
DowDuPont Inc. 4.725% 2028	25,835	26,846
Eastman Chemical Co. 2.70% 2020	6,518	6,471
Eastman Chemical Co. 3.80% 2025	7,405	7,153
Ecolab Inc. 4.35% 2021	816	839
Ecolab Inc. 5.50% 2041	204	236
Ecolab Inc. 3.95% 2047	1,664	1,568
Georgia-Pacific Corp. 2.539% 2019[3]	21,000	20,844
Holcim Ltd. 5.15% 2023[3]	17,000	17,523
International Paper Co. 7.30% 2039	7,835	9,271
American Balanced Fund — Page 19 of 33

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Mosaic Co. 3.25% 2022	$19,000	$18,569
Mosaic Co. 4.05% 2027	17,940	17,056
Sherwin-Williams Co. 2.25% 2020	19,000	18,713
Sherwin-Williams Co. 2.75% 2022	8,730	8,457
Sherwin-Williams Co. 3.125% 2024	4,260	4,072
Sherwin-Williams Co. 3.45% 2027	10,930	10,213
Westlake Chemical Corp. 4.375% 2047	23,435	19,739
		350,301
Bonds & notes of governments & government agency outside the U.S. 0.01%
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[3]	2,492	2,528
PT Indonesia Asahan Aluminium Tbk 6.757% 2048[3]	10,101	10,379
		12,907
Total corporate bonds & notes		16,550,136
U.S. Treasury bonds & notes 12.79% U.S. Treasury 10.59%
U.S. Treasury 1.25% 2019	25,000	24,899
U.S. Treasury 1.875% 2019	100,000	99,301
U.S. Treasury 1.25% 2020	120,000	118,279
U.S. Treasury 1.375% 2020	443,000	436,665
U.S. Treasury 1.50% 2020	101,000	99,550
U.S. Treasury 1.625% 2020	25,000	24,726
U.S. Treasury 2.75% 2020	45,000	45,181
U.S. Treasury 1.125% 2021	187,250	180,820
U.S. Treasury 1.25% 2021	100,900	98,291
U.S. Treasury 1.375% 2021	162,000	158,347
U.S. Treasury 1.375% 2021	101,350	98,891
U.S. Treasury 1.75% 2021	69,250	67,881
U.S. Treasury 2.00% 2021	75,000	74,015
U.S. Treasury 2.25% 2021	97,270	96,772
U.S. Treasury 2.375% 2021	166,984	166,660
U.S. Treasury 2.750% 2021	30,000	30,220
U.S. Treasury 1.875% 2022	100,000	98,182
U.S. Treasury 1.875% 2022	77,000	75,446
U.S. Treasury 1.875% 2022	75,195	73,602
U.S. Treasury 2.00% 2022	180,000	176,825
U.S. Treasury 2.00% 2022	35,000	34,525
U.S. Treasury 2.125% 2022	220,000	217,015
U.S. Treasury 1.375% 2023	100,000	95,082
U.S. Treasury 1.375% 2023	36,935	35,175
U.S. Treasury 1.625% 2023	36,000	34,723
U.S. Treasury 2.375% 2023	40,000	39,824
U.S. Treasury 2.50% 2023	131,046	131,086
U.S. Treasury 2.625% 2023	750,725	754,771
U.S. Treasury 2.75% 2023	180,200	182,157
U.S. Treasury 2.75% 2023	20,100	20,311
U.S. Treasury 2.875% 2023	1,468,522	1,494,397
U.S. Treasury 2.00% 2024	59,750	58,189
U.S. Treasury 2.125% 2024	100,000	97,848
U.S. Treasury 2.125% 2024	88,500	86,775
U.S. Treasury 2.25% 2024	670,750	659,428
U.S. Treasury 2.25% 2024	50,000	49,365
American Balanced Fund — Page 20 of 33

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.00% 2025	$30,000	$29,027
U.S. Treasury 2.125% 2025	25,000	24,334
U.S. Treasury 2.50% 2025	521,243	519,351
U.S. Treasury 2.625% 2025	471,224	472,402
U.S. Treasury 2.625% 2025	62,796	62,992
U.S. Treasury 2.75% 2025	305,266	308,319
U.S. Treasury 2.75% 2025	10,765	10,875
U.S. Treasury 2.875% 2025	440,059	447,760
U.S. Treasury 2.875% 2025	331,426	337,408
U.S. Treasury 3.00% 2025	735,000	754,095
U.S. Treasury 3.00% 2025	600,000	615,468
U.S. Treasury 2.00% 2026	72,620	69,330
U.S. Treasury 2.25% 2027	80,250	77,944
U.S. Treasury 2.375% 2027	4,350	4,262
U.S. Treasury 2.75% 2028	10,941	11,008
U.S. Treasury 2.875% 2028	600,000	609,888
U.S. Treasury 2.875% 2028	156,768	159,305
U.S. Treasury 3.125% 2028	624,390	648,423
U.S. Treasury 5.375% 2031	20,000	25,453
U.S. Treasury 2.75% 2042	32,950	31,580
U.S. Treasury 2.875% 2043	36,410	35,600
U.S. Treasury 3.125% 2043	48,025	49,056
U.S. Treasury 3.125% 2044	39,797	40,665
U.S. Treasury 3.625% 2044	25,000	27,730
U.S. Treasury 2.50% 2045	115,000	104,320
U.S. Treasury 3.00% 2045	25,000	24,977
U.S. Treasury 3.00% 2045	25,000	24,976
U.S. Treasury 2.50% 2046[9]	52,120	47,065
U.S. Treasury 2.875% 2046	225,000	219,082
U.S. Treasury 2.75% 2047[9]	333,000	315,840
U.S. Treasury 3.00% 2047	60,062	59,892
U.S. Treasury 3.00% 2048[9]	669,573	667,437
U.S. Treasury 3.00% 2048	4,047	4,031
U.S. Treasury 3.125% 2048[9]	150,676	153,753
U.S. Treasury 3.375% 2048	233,990	250,552
		13,479,424
U.S. Treasury inflation-protected securities 2.20%
U.S. Treasury Inflation-Protected Security 2.125% 2019[10]	58,890	58,790
U.S. Treasury Inflation-Protected Security 0.125% 2021[10]	106,693	103,784
U.S. Treasury Inflation-Protected Security 0.625% 2023[10]	585,367	576,235
U.S. Treasury Inflation-Protected Security 0.125% 2024[10]	103,301	99,131
U.S. Treasury Inflation-Protected Security 0.625% 2024[10]	356,063	350,720
U.S. Treasury Inflation-Protected Security 0.375% 2025[10]	171,144	165,086
U.S. Treasury Inflation-Protected Security 2.375% 2025[10]	67,076	72,514
U.S. Treasury Inflation-Protected Security 0.125% 2026[10]	168,790	158,505
U.S. Treasury Inflation-Protected Security 0.375% 2027[10]	233,705	222,043
U.S. Treasury Inflation-Protected Security 0.375% 2027[10]	39,282	37,336
U.S. Treasury Inflation-Protected Security 0.50% 2028[10]	308,881	294,936
U.S. Treasury Inflation-Protected Security 0.75% 2028[10]	151,108	148,001
U.S. Treasury Inflation-Protected Security 1.75% 2028[10]	32,469	34,501
U.S. Treasury Inflation-Protected Security 0.75% 2042[10]	54,292	49,361
U.S. Treasury Inflation-Protected Security 1.375% 2044[10]	128,520	133,069
U.S. Treasury Inflation-Protected Security 1.00% 2046[10]	75,708	71,905
American Balanced Fund — Page 21 of 33

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.875% 2047[10]	$125,719	$115,591
U.S. Treasury Inflation-Protected Security 1.00% 2048[10]	139,827	106,808
		2,798,316
Total U.S. Treasury bonds & notes		16,277,740
Mortgage-backed obligations 7.57%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[3,7,8]	9,695	9,696
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[2,3,7]	14,647	14,723
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1, 4.846% 2033[7,8]	983	1,008
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[7]	3,370	3,350
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[7]	15,265	15,600
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 3.456% 2024[7,8]	49	49
Connecticut Avenue Securities, Series 2014-C01, Class M1, (1-month USD-LIBOR + 1.60%) 4.106% 2024[3,7,8]	182	183
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[7]	313	345
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[7]	144	161
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[7]	1,782	1,818
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.6167% 2048[7]	5,600	5,667
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[3,7]	9,500	9,778
Fannie Mae 5.50% 2033[7]	1,807	1,946
Fannie Mae 5.50% 2033[7]	1,621	1,748
Fannie Mae 5.50% 2033[7]	199	214
Fannie Mae 3.50% 2034[7,11]	2,000	2,025
Fannie Mae 4.00% 2034[7,11]	100,000	102,332
Fannie Mae 5.00% 2035[7]	636	671
Fannie Mae 6.50% 2035[7]	1,716	1,944
Fannie Mae 3.00% 2036[7]	86,973	86,160
Fannie Mae 6.00% 2036[7]	497	540
Fannie Mae 3.00% 2037[7]	79,773	79,028
Fannie Mae 3.00% 2037[7]	42,547	42,150
Fannie Mae 3.00% 2037[7]	33,995	33,677
Fannie Mae 6.00% 2037[7]	4,726	5,148
Fannie Mae 6.50% 2037[7]	1,107	1,250
Fannie Mae 6.50% 2037[7]	668	742
Fannie Mae 6.50% 2038[7]	1,501	1,701
Fannie Mae 5.50% 2039[7]	45	49
Fannie Mae 4.50% 2040[7]	8,166	8,561
Fannie Mae 4.50% 2040[7]	6,392	6,701
Fannie Mae 4.50% 2040[7]	4,428	4,642
Fannie Mae 5.00% 2040[7]	3,526	3,746
Fannie Mae 5.00% 2040[7]	2,281	2,423
Fannie Mae 5.00% 2040[7]	943	1,001
Fannie Mae 5.00% 2040[7]	801	851
Fannie Mae 4.00% 2041[7]	8,729	8,982
Fannie Mae 4.00% 2041[7]	6,858	7,057
Fannie Mae 4.00% 2041[7]	5,453	5,612
Fannie Mae 4.50% 2041[7]	5,731	6,009
Fannie Mae 5.00% 2041[7]	1,336	1,420
Fannie Mae 5.00% 2041[7]	1,260	1,339
Fannie Mae 5.00% 2041[7]	1,020	1,084
Fannie Mae 5.00% 2041[7]	906	963
Fannie Mae 5.00% 2041[7]	830	878
Fannie Mae 5.00% 2041[7]	789	838
American Balanced Fund — Page 22 of 33

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 5.00% 2041[7]	$775	$823
Fannie Mae 5.00% 2041[7]	530	563
Fannie Mae 5.00% 2041[7]	393	413
Fannie Mae 5.00% 2041[7]	317	336
Fannie Mae 5.00% 2041[7]	269	286
Fannie Mae 5.00% 2041[7]	165	176
Fannie Mae 5.00% 2041[7]	128	134
Fannie Mae 5.00% 2041[7]	95	101
Fannie Mae 5.00% 2041[7]	93	98
Fannie Mae 5.00% 2041[7]	63	66
Fannie Mae 5.00% 2041[7]	19	20
Fannie Mae 5.00% 2041[7]	12	13
Fannie Mae 3.50% 2042[7]	16,034	16,169
Fannie Mae 4.00% 2042[7]	2,125	2,186
Fannie Mae 4.00% 2042[7]	1,486	1,529
Fannie Mae 5.00% 2042[7]	245	257
Fannie Mae 3.50% 2043[7]	19,883	20,051
Fannie Mae 3.50% 2043[7]	13,576	13,690
Fannie Mae 3.50% 2043[7]	9,989	10,049
Fannie Mae 3.50% 2043[7]	4,395	4,423
Fannie Mae 3.50% 2043[7]	1,838	1,850
Fannie Mae 3.50% 2043[7]	1,308	1,319
Fannie Mae 4.00% 2043[7]	12,284	12,583
Fannie Mae 4.00% 2043[7]	447	462
Fannie Mae 4.00% 2043[7]	315	326
Fannie Mae 4.00% 2043[7]	286	295
Fannie Mae 4.50% 2043[7]	9,860	10,277
Fannie Mae 3.50% 2044[7]	66,414	66,706
Fannie Mae 3.50% 2045[7]	44,922	45,113
Fannie Mae 3.50% 2045[7]	16,233	16,319
Fannie Mae 3.50% 2045[7]	11,873	11,919
Fannie Mae 4.00% 2045[7]	55,894	57,505
Fannie Mae 4.00% 2045[7]	30,668	31,552
Fannie Mae 4.00% 2045[7]	27,477	28,256
Fannie Mae 4.00% 2045[7]	22,525	23,174
Fannie Mae 3.00% 2046[7]	171,850	167,845
Fannie Mae 3.50% 2046[7]	79,337	79,683
Fannie Mae 3.50% 2046[7]	39,182	39,290
Fannie Mae 3.50% 2046[7]	23,832	23,943
Fannie Mae 3.50% 2046[7]	20,389	20,465
Fannie Mae 3.50% 2046[7]	17,369	17,415
Fannie Mae 3.50% 2046[7]	16,386	16,457
Fannie Mae 3.50% 2046[7]	12,295	12,339
Fannie Mae 4.00% 2046[7]	61,893	63,240
Fannie Mae 4.00% 2046[7]	35,256	36,000
Fannie Mae 4.00% 2046[7]	27,851	28,432
Fannie Mae 4.00% 2046[7]	3,818	3,914
Fannie Mae 4.00% 2046[7]	3,811	3,890
Fannie Mae 4.00% 2046[7]	2,439	2,497
Fannie Mae 3.50% 2047[7]	101,477	101,548
Fannie Mae 3.50% 2047[7]	82,165	82,536
Fannie Mae 3.50% 2047[7]	66,165	66,211
Fannie Mae 3.50% 2047[7]	42,575	42,604
Fannie Mae 3.50% 2047[7]	20,299	20,313
Fannie Mae 3.50% 2047[7]	19,132	19,145
American Balanced Fund — Page 23 of 33

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.50% 2047[7]	$3,093	$3,103
Fannie Mae 3.50% 2047[7]	2,806	2,808
Fannie Mae 3.50% 2047[7]	2,001	2,007
Fannie Mae 4.00% 2047[7]	69,626	71,048
Fannie Mae 4.00% 2047[7]	57,309	58,531
Fannie Mae 4.00% 2047[7]	51,244	52,291
Fannie Mae 4.00% 2047[7]	45,577	46,508
Fannie Mae 4.00% 2047[7]	35,394	36,282
Fannie Mae 4.00% 2047[7]	17,889	18,254
Fannie Mae 4.00% 2047[7]	10,486	10,700
Fannie Mae 4.00% 2047[7]	9,028	9,212
Fannie Mae 4.00% 2047[7]	7,955	8,117
Fannie Mae 4.00% 2047[7]	7,358	7,510
Fannie Mae 4.50% 2047[7]	15,659	16,242
Fannie Mae 6.50% 2047[7]	105	109
Fannie Mae 6.50% 2047[7]	60	62
Fannie Mae 7.00% 2047[7]	97	107
Fannie Mae 7.00% 2047[7]	49	54
Fannie Mae 7.00% 2047[7]	25	27
Fannie Mae 7.00% 2047[7]	9	10
Fannie Mae 3.50% 2048[7]	314,235	314,464
Fannie Mae 3.50% 2048[7]	87,252	87,312
Fannie Mae 3.50% 2048[7]	59,389	59,504
Fannie Mae 3.50% 2048[7]	45,592	45,624
Fannie Mae 3.50% 2048[7]	40,957	40,985
Fannie Mae 3.50% 2048[7]	33,858	33,882
Fannie Mae 3.50% 2048[7]	24,103	24,135
Fannie Mae 3.50% 2048[7]	20,603	20,617
Fannie Mae 3.50% 2048[7]	18,994	19,031
Fannie Mae 3.50% 2048[7]	16,694	16,706
Fannie Mae 3.50% 2048[7]	12,961	12,986
Fannie Mae 3.50% 2048[7]	9,126	9,133
Fannie Mae 3.50% 2048[7]	4,869	4,877
Fannie Mae 4.00% 2048[7]	166,181	169,569
Fannie Mae 4.00% 2048[7]	129,871	132,519
Fannie Mae 4.00% 2048[7]	69,529	70,991
Fannie Mae 4.00% 2048[7]	20,472	20,890
Fannie Mae 4.00% 2048[7]	12,058	12,303
Fannie Mae 4.00% 2048[7]	11,000	11,224
Fannie Mae 4.00% 2048[7]	10,138	10,345
Fannie Mae 4.00% 2048[7]	9,863	10,064
Fannie Mae 4.00% 2048[7]	8,266	8,435
Fannie Mae 4.00% 2048[7]	7,783	7,942
Fannie Mae 4.00% 2048[7]	6,000	6,122
Fannie Mae 4.00% 2048[7]	4,835	4,933
Fannie Mae 4.00% 2048[7]	4,000	4,082
Fannie Mae 4.00% 2048[7]	2,000	2,041
Fannie Mae 4.00% 2048[7]	1,381	1,409
Fannie Mae 4.00% 2048[7]	1,000	1,020
Fannie Mae 4.00% 2048[7]	746	761
Fannie Mae 4.00% 2048[7]	500	510
Fannie Mae 4.00% 2048[7]	435	444
Fannie Mae 4.00% 2048[7]	405	413
Fannie Mae 4.00% 2048[7]	300	306
Fannie Mae 4.00% 2048[7]	266	272
American Balanced Fund — Page 24 of 33

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2048[7]	$105	$107
Fannie Mae 4.50% 2048[7]	249,314	258,588
Fannie Mae 4.50% 2048[7]	108,144	112,167
Fannie Mae 4.50% 2048[7]	75,791	78,610
Fannie Mae 4.50% 2048[7]	5,561	5,768
Fannie Mae 4.50% 2048[7]	—[12]	—[12]
Fannie Mae 3.50% 2049[7,11]	54,000	54,012
Fannie Mae 4.50% 2049[7,11]	126,500	131,073
Fannie Mae 3.50% 2057[7]	56,640	56,416
Fannie Mae 3.50% 2058[7]	62,807	62,558
Fannie Mae, Series 2001-4, Class NA, 9.073% 2025[7,8]	1	1
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[7]	176	201
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[7]	17,512	17,347
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[7]	13,372	13,297
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.214% 2023[7,8]	14,926	15,152
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[7,8]	18,707	19,185
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[7,8]	16,240	16,639
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[7,8]	16,865	17,000
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.46% 2024[7,8]	18,000	18,453
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.485% 2026[7,8]	38,665	36,602
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[7,8]	22,406	21,859
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[7]	772	659
Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.00% 2048[3,7,8]	46,804	46,969
Freddie Mac 6.50% 2027[7]	341	371
Freddie Mac 6.50% 2027[7]	203	220
Freddie Mac 6.50% 2027[7]	41	44
Freddie Mac 6.50% 2028[7]	241	273
Freddie Mac 3.00% 2033[7]	21,908	21,837
Freddie Mac 3.00% 2033[7]	5,484	5,466
Freddie Mac 3.50% 2033[7]	76,661	77,632
Freddie Mac 3.00% 2037[7]	45,562	45,085
Freddie Mac 3.00% 2037[7]	35,158	34,790
Freddie Mac 5.50% 2037[7]	297	317
Freddie Mac 5.50% 2037[7]	34	37
Freddie Mac 5.50% 2038[7]	125	134
Freddie Mac 5.50% 2038[7]	51	55
Freddie Mac 6.00% 2038[7]	918	999
Freddie Mac 5.50% 2039[7]	197	211
Freddie Mac 4.50% 2040[7]	7,490	7,849
Freddie Mac 4.50% 2040[7]	589	615
Freddie Mac 4.50% 2041[7]	1,473	1,537
Freddie Mac 4.50% 2041[7]	1,022	1,070
Freddie Mac 4.50% 2041[7]	481	501
Freddie Mac 4.50% 2041[7]	442	463
Freddie Mac 4.50% 2041[7]	109	113
Freddie Mac 4.50% 2041[7]	50	52
Freddie Mac 5.00% 2041[7]	366	387
Freddie Mac 3.50% 2042[7]	1,326	1,332
Freddie Mac 4.00% 2042[7]	10,500	10,808
Freddie Mac 3.50% 2043[7]	1,107	1,115
Freddie Mac 4.00% 2043[7]	720	739
Freddie Mac 4.00% 2043[7]	629	647
Freddie Mac 4.00% 2043[7]	346	357
Freddie Mac 3.50% 2044[7]	25,522	25,726
Freddie Mac 4.00% 2044[7]	11,876	12,144
American Balanced Fund — Page 25 of 33

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.00% 2044[7]	$4,540	$4,669
Freddie Mac 3.203% 2045[7,8]	4,731	4,766
Freddie Mac 3.50% 2045[7]	4,388	4,406
Freddie Mac 3.50% 2045[7]	274	275
Freddie Mac 3.50% 2045[7]	22	22
Freddie Mac 4.00% 2045[7]	29,612	30,500
Freddie Mac 4.00% 2045[7]	16,917	17,424
Freddie Mac 4.00% 2045[7]	10,449	10,734
Freddie Mac 4.00% 2045[7]	10,210	10,489
Freddie Mac 4.00% 2045[7]	4,549	4,647
Freddie Mac 3.00% 2046[7]	28,765	28,285
Freddie Mac 3.50% 2046[7]	45,861	45,944
Freddie Mac 3.50% 2046[7]	39,265	39,318
Freddie Mac 3.50% 2046[7]	16,485	16,522
Freddie Mac 3.50% 2046[7]	12,325	12,349
Freddie Mac 3.50% 2046[7]	11,396	11,428
Freddie Mac 3.50% 2046[7]	9,922	9,954
Freddie Mac 3.50% 2046[7]	6,121	6,132
Freddie Mac 3.50% 2046[7]	4,794	4,812
Freddie Mac 3.50% 2046[7]	311	312
Freddie Mac 3.50% 2046[7]	52	52
Freddie Mac 3.50% 2046[7]	36	37
Freddie Mac 4.00% 2046[7]	43,848	44,731
Freddie Mac 4.00% 2046[7]	24,284	24,872
Freddie Mac 4.00% 2046[7]	19,251	19,662
Freddie Mac 4.00% 2046[7]	13,863	14,160
Freddie Mac 4.00% 2046[7]	7,461	7,653
Freddie Mac 4.00% 2046[7]	3,015	3,079
Freddie Mac 4.00% 2046[7]	1,955	2,005
Freddie Mac 4.50% 2046[7]	2,794	2,898
Freddie Mac 4.50% 2046[7]	1,448	1,502
Freddie Mac 3.50% 2047[7]	243,692	243,787
Freddie Mac 3.50% 2047[7]	118,785	118,894
Freddie Mac 3.50% 2047[7]	102,474	102,513
Freddie Mac 3.50% 2047[7]	93,327	93,364
Freddie Mac 3.50% 2047[7]	64,806	64,844
Freddie Mac 3.50% 2047[7]	55,908	55,942
Freddie Mac 3.50% 2047[7]	46,334	46,371
Freddie Mac 3.50% 2047[7]	23,780	23,789
Freddie Mac 3.50% 2047[7]	23,642	23,651
Freddie Mac 3.50% 2047[7]	12,720	12,771
Freddie Mac 3.50% 2047[7]	603	605
Freddie Mac 4.00% 2047[7]	119,070	121,645
Freddie Mac 4.00% 2047[7]	64,305	65,634
Freddie Mac 4.00% 2047[7]	45,382	46,320
Freddie Mac 4.00% 2047[7]	44,837	45,753
Freddie Mac 4.00% 2047[7]	13,894	14,223
Freddie Mac 4.00% 2047[7]	6,980	7,131
Freddie Mac 4.50% 2047[7]	17,427	18,064
Freddie Mac 4.50% 2047[7]	9,342	9,689
Freddie Mac 3.50% 2048[7]	116,854	116,892
Freddie Mac 3.50% 2048[7]	93,715	93,747
Freddie Mac 3.50% 2048[7]	89,915	89,941
Freddie Mac 3.50% 2048[7]	35,851	35,860
Freddie Mac 3.50% 2048[7]	31,051	31,062
American Balanced Fund — Page 26 of 33

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2048[7]	$12,280	$12,296
Freddie Mac 4.00% 2048[7]	248,047	253,039
Freddie Mac 4.00% 2048[7]	177,618	181,193
Freddie Mac 4.00% 2048[7]	94,040	95,933
Freddie Mac 4.00% 2048[7]	57,892	59,058
Freddie Mac 4.00% 2048[7]	30,856	31,484
Freddie Mac 4.00% 2048[7]	17,883	18,244
Freddie Mac 4.00% 2048[7]	2,390	2,438
Freddie Mac 4.00% 2048[7]	1,542	1,573
Freddie Mac 4.50% 2048[7]	12,587	13,045
Freddie Mac 4.50% 2049[7]	43,000	44,529
Freddie Mac 4.753% 2040[7,8]	43	45
Freddie Mac, Series 2014-DN2, Class M2, (1-month USD-LIBOR + 1.65%) 4.156% 2024[7,8]	4,306	4,339
Freddie Mac, Series 2014-HQ2, Class M2, (1-month USD-LIBOR + 2.20%) 4.706% 2024[7,8]	7,157	7,310
Freddie Mac, Series 2014-HQ1, Class M2, (1-month USD-LIBOR + 2.50%) 5.006% 2024[7,8]	297	298
Freddie Mac, Series 2015-HQ2, Class M2, (1-month USD-LIBOR + 1.95%) 4.456% 2025[7,8]	3,205	3,256
Freddie Mac, Series T-041, Class 3A, 5.487% 2032[7,8]	1,287	1,373
Freddie Mac, Series 3318, Class JT, 5.50% 2037[7]	2,112	2,268
Freddie Mac, Series KS01, Class A1, Multi Family, 1.693% 2022[7]	1,499	1,476
Freddie Mac, Series K019, Class A2, Multi Family, 2.272% 2022[7]	16,000	15,741
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[7]	16,555	16,316
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[7]	17,125	16,775
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[7]	1,075	1,060
Freddie Mac, Series K034, Class A1, Multi Family, 2.669% 2023[7]	5,016	5,007
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[7]	44,445	44,533
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[7]	13,505	13,339
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[7,8]	71,500	74,149
Freddie Mac, Series K057, Class A2, Multi Family, 2.57% 2026[7]	37,740	36,300
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[7]	28,540	28,286
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[7]	49,815	49,594
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[7,8]	20,520	20,379
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[7,8]	44,290	44,333
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[7]	17,500	17,756
Freddie Mac, Series K072, Class A2, Multi Family, 3.444% 2027[7]	15,040	15,213
Freddie Mac, Series K073, Class A2, Multi Family, 3.35% 2028[7]	24,286	24,388
Freddie Mac, Series K075, Class A2, Multi Family, 3.65% 2028[7,8]	19,920	20,465
Freddie Mac, Series K085, Class A2, Multi Family, 3.75% 2028[7,8]	19,250	20,366
Freddie Mac, Series K077, Class A2, Multi Family, 3.85% 2028[7]	13,160	13,720
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[7]	98,604	103,173
Freddie Mac, Series K080, Class A2, Multi Family, 3.926% 2028[7,8]	70,530	73,942
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[7]	2,077	1,776
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[7]	78,360	77,037
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.50% 2056[7]	46,294	45,971
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.75% 2056[7,8]	34,852	33,927
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[7]	74,434	71,894
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 2056[7]	9,495	9,371
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[7,8]	15,502	15,106
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[7]	28,895	28,590
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[7]	12,062	11,985
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[7,8]	16,314	16,040
Government National Mortgage Assn. 6.00% 2038[7]	3,326	3,613
Government National Mortgage Assn. 4.00% 2041[7]	7,927	8,175
Government National Mortgage Assn. 4.00% 2044[7]	125	129
Government National Mortgage Assn. 4.50% 2045[7]	10,384	10,894
Government National Mortgage Assn. 4.50% 2045[7]	244	256
American Balanced Fund — Page 27 of 33

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.00% 2046[7]	$98,040	$96,639
Government National Mortgage Assn. 4.00% 2047[7]	109,062	111,814
Government National Mortgage Assn. 4.00% 2047[7]	63,629	65,253
Government National Mortgage Assn. 4.00% 2047[7]	12,990	13,318
Government National Mortgage Assn. 4.00% 2047[7]	10,571	10,838
Government National Mortgage Assn. 3.50% 2048[7]	124,858	125,807
Government National Mortgage Assn. 3.50% 2048[7]	87,276	87,939
Government National Mortgage Assn. 3.50% 2048[7]	84,083	84,722
Government National Mortgage Assn. 3.50% 2048[7]	56,308	56,736
Government National Mortgage Assn. 4.00% 2048[7]	296,820	304,310
Government National Mortgage Assn. 4.00% 2048[7]	82,489	84,570
Government National Mortgage Assn. 4.00% 2048[7]	3,621	3,713
Government National Mortgage Assn. 4.50% 2048[7]	227,852	235,995
Government National Mortgage Assn. 4.50% 2048[7]	71,722	74,297
Government National Mortgage Assn. 4.50% 2048[7]	37,581	38,933
Government National Mortgage Assn. 4.50% 2048[7]	34,917	36,170
Government National Mortgage Assn. 3.50% 2049[7,11]	9,470	9,535
Government National Mortgage Assn. 5.10% 2061[7]	353	356
GS Mortgage Securities Corp. II, Series 2015-GS1, Class AAB, 3.553% 2048[7]	5,000	5,080
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 2047[7]	4,515	4,521
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,7]	4,395	4,709
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[7,8]	569	569
Mello Warehouse Securitization Trust, 2018-W1, Class A (1-month USD-LIBOR + 0.85%) 3.356% 2051[3,7,8]	13,525	13,555
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[7]	4,000	4,072
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[7]	3,380	3,372
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[3,7]	6,355	6,375
Royal Bank of Canada 1.875% 2020[7]	18,000	17,813
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[3,7,8]	30,735	31,092
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[3,7,8]	44,711	43,910
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class IIA6, 4.513% 2035[7,8]	3,218	3,320
Westpac Banking Corp. 2.25% 2020[3,7]	12,500	12,379
		9,637,677
Asset-backed obligations 0.78%
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[3,7]	5,512	5,509
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[3,7]	15,000	14,862
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 2021[3,7]	1,150	1,138
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 2021[7]	1,020	1,009
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[7]	4,875	4,860
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.479% 2025[3,7,8]	9,471	9,448
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 2022[7]	19,600	19,488
Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.00% 2023[7]	40,000	39,570
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2021[7]	16,725	16,658
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 2028[3,7]	436	432
CPS Auto Receivables Trust, Series 2017-B, Class A, 1.75% 2020[3,7]	1,037	1,036
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,7]	263	263
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[3,7]	10,269	10,285
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[3,7]	960	964
CWABS, Inc., Series 2004-BC1, Class M1, (1-month USD-LIBOR + 0.50%) 3.256% 2034[7,8]	1,686	1,672
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[7]	7,595	7,567
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 2021[3,7]	9,379	9,374
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,7]	172	172
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[3,7]	2,907	2,907
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[3,7]	1,688	1,691
American Balanced Fund — Page 28 of 33

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 2022[7]	$7,175	$7,167
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 2022[3,7]	10,301	10,292
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 2023[7]	7,150	7,136
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[3,7]	2,206	2,198
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[3,7]	3,749	3,727
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 2022[3,7]	7,345	7,299
Fin. Auth., Student Loan Rev. Ref. Bonds, Series 2015-B-1, (1-month USD-LIBOR + 0.75%) 3.256% 2030[7,8]	5,959	5,953
First Investors Auto Owner Trust, Series 2014-2A, Class C, 2.70% 2020[3,7]	1,904	1,904
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[3,7]	8,500	8,415
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[3,7]	8,880	8,819
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[3,7]	35,370	34,902
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,7]	33,450	33,181
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[3,7]	37,335	36,814
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[3,7]	64,300	64,953
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[3,7]	149,970	149,024
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[7]	22,500	22,328
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A1, 1.98% 2022[7]	14,390	14,237
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 2037[3,7]	16,588	16,624
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-3A, Class A, 2.67% 2021[3,7]	5,505	5,429
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[3,7]	9,113	9,039
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[3,7]	23,825	23,641
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[7]	2,785	2,782
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[7]	9,155	9,122
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[7]	1,503	1,502
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[7]	38	38
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[7]	4,731	4,730
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 2022[7]	10,762	10,704
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[7]	2,625	2,625
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.49% 2027[3,7]	1,493	1,473
Social Professional Loan Program LLC, Series 2015-C, Class A1, (1-month USD-LIBOR + 1.05%) 3.556% 2035[3,7,8]	1,894	1,907
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[3,7]	3,299	3,246
South Carolina Student Loan Corp., Series 2014-1, Class A1, (1-month USD-LIBOR + 0.75%) 3.099% 2030[7,8]	3,897	3,909
South Carolina Student Loan Corp., Series 2014-1, Class A2, (1-month USD-LIBOR + 1.00%) 3.349% 2033[7,8]	12,240	12,417
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.466% 2025[3,7,8]	45,052	44,910
Synchrony Credfit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 2024[7]	43,980	44,399
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[3,7]	1,473	1,467
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 2039[3,7]	515	509
TAL Advantage V LLC, Series 2014-2A, Class A2, 3.33% 2039[3,7]	11,294	11,210
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[3,7]	2,666	2,653
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 2042[3,7]	20,802	20,537
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 2042[3,7]	17,978	17,666
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[3,7]	14,511	14,429
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 2021[3,7]	44,210	43,767
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 2021[3,7]	48,825	48,470
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[7]	33,000	32,919
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 2025[7]	31,590	31,939
		991,317
Bonds & notes of governments & government agencies outside the U.S. 0.38%
CPPIB Capital Inc. 1.25% 2019[3]	23,300	23,056
CPPIB Capital Inc. 2.375% 2021[3]	26,000	25,846
CPPIB Capital Inc. 2.25% 2022[3]	25,714	25,319
CPPIB Capital Inc. 2.75% 2027[3]	26,400	25,494
Israel (State of) 3.15% 2023	35,000	34,948
American Balanced Fund — Page 29 of 33

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Japan Finance Organization for Municipalities 2.125% 2019[3]	$10,000	$9,989
Manitoba (Province of) 3.05% 2024	13,500	13,568
Portuguese Republic 5.125% 2024	128,585	134,921
Qatar (State of) 3.875% 2023[3]	29,400	29,780
Qatar (State of) 4.50% 2028[3]	14,975	15,667
Qatar (State of) 5.103% 2048[3]	10,000	10,526
Quebec (Province of) 2.375% 2022	51,867	51,290
Quebec (Province of) 2.75% 2027	26,000	25,110
Saudi Arabia (Kingdom of) 4.00% 2025[3]	42,305	42,022
Saudi Arabia (Kingdom of) 3.625% 2028[3]	17,150	16,261
		483,797
Municipals 0.25% Illinois 0.18%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	5,810	5,902
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[7]	222,845	212,812
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	11,840	11,893
		230,607
California 0.03%
City of Industry, Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 3.821% 2022	11,640	11,892
Dept. of Veterans Affairs, Veterans G.O. Rev. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	1,490	1,460
Los Angeles Community College Dist. (County of Los Angeles), G.O. Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	15,000	20,665
		34,017
Florida 0.02%
Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	16,500	16,441
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	4,000	4,006
		20,447
New Jersey 0.01%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2013-I, (SIFMA Municipal Swap Index + 1.60%) 3.31% 2028[8]	5,000	4,936
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,000	12,186
		17,122
Michigan 0.01%
City of Detroit, Sewage Disposal System Rev. Ref. Bonds, Series 2006-D, Assured Guaranty Municipal insured, (3-month USD-LIBOR + 0.60%) 2.205% 2032[8]	5,000	4,780
Fin. Auth., Local Government Loan Program Rev. Bonds (City of Detroit Fin. Recovery Income Tax Local Project), Series 2014-F-2, 4.60% 2022	7,910	8,080
		12,860
New York 0.00%
Utility Debt Securitization Auth., Restructuring Bonds, Series 2013-T-1, 2.042% 2021	1,414	1,410
Utility Debt Securitization Auth., Restructuring Bonds, Series 2013-T-4, 3.435% 2025	2,625	2,633
		4,043
American Balanced Fund — Page 30 of 33

Bonds, notes & other debt instruments (continued) Municipals (continued) South Dakota 0.00%	Principal amount (000)	Value (000)
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	$380	$391
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	675	682
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2015-D, 4.00% 2045	2,370	2,458
		3,531
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	1,030	1,062
Maine 0.00%
Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-A-1, AMT, 3.25% 2043	405	411
Iowa 0.00%
Fin. Auth., Single Family Mortgage Bonds (Mortgage-Backed Securities Program), Series 2013-1, 2.15% 2043[7]	443	401
		324,501
Federal agency bonds & notes 0.24%
Fannie Mae 2.00% 2022	30,000	29,566
Fannie Mae 2.125% 2026[9]	45,510	43,541
Fannie Mae 6.25% 2029	4,000	5,129
Federal Home Loan Bank 2.375% 2020	200,000	199,562
Federal Home Loan Bank 5.50% 2036	600	776
Private Export Funding Corp. 3.55% 2024	25,897	26,939
		305,513
Total bonds, notes & other debt instruments (cost: $44,907,559,000)		44,570,681
Short-term securities 5.65%
Apple Inc. 2.33%–2.41% due 1/9/2019–1/24/2019[3]	22,700	22,685
Chevron Corp. 2.46%–2.48% due 1/23/2019–2/4/2019[3]	200,000	199,644
Coca-Cola Co. 2.32% due 1/11/2019[3]	25,000	24,981
Emerson Electric Co. 2.50% due 1/22/2019[3]	52,100	52,022
Fannie Mae 2.23% due 1/7/2019	10,500	10,496
Federal Home Loan Bank 2.25%–2.40% due 1/10/2019–3/11/2019	1,572,500	1,567,615
General Dynamics Corp. 2.52% due 1/8/2019[3]	50,000	49,973
Jupiter Securitization Co., LLC 2.63% due 2/13/2019[3]	100,000	99,681
Merck & Co. Inc. 2.34%–2.38% due 1/24/2019–1/28/2019[3]	109,800	109,603
National Rural Utilities Cooperative Finance Corp. 2.50% due 1/29/2019	4,100	4,092
Paccar Financial Corp. 2.50% due 1/29/2019	700	699
Pfizer Inc. 2.31% due 1/16/2019[3]	50,000	49,945
Procter & Gamble Co. 2.42% due 1/28/2019[3]	65,100	64,973
Simon Property Group, LP 2.31% due 1/7/2019[3]	20,000	19,991
U.S. Treasury Bills 1.98%–2.44% due 1/15/2019–5/23/2019	4,923,700	4,901,550
Wal-Mart Stores, Inc. 2.42% due 1/7/2019[3]	19,700	19,691
Total short-term securities (cost: $7,198,041,000)		7,197,641
Total investment securities 99.70% (cost: $108,226,463,000)		126,939,225
Other assets less liabilities 0.30%		376,921
Net assets 100.00%		$127,316,146
American Balanced Fund — Page 31 of 33

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[13] (000)	Value at 12/31/2018[14] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	24,870	April 2019	$4,974,000	$5,280,212	$17,287
5 Year U.S. Treasury Note Futures	Long	15,118	April 2019	1,511,800	1,733,846	20,590
10 Year U.S. Treasury Note Futures	Long	8,165	March 2019	816,500	996,258	14,965
10 Year Ultra U.S. Treasury Note Futures	Short	1,862	March 2019	(186,200)	(242,206)	(7,599)
30 Year Ultra U.S. Treasury Bond Futures	Long	194	March 2019	19,400	31,167	1,633
						$46,876
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 12/31/2018 (000)
U.S. EFFR	2.4435%	12/20/2023	$152,945	$(1,174)	$—	$(1,174)
U.S. EFFR	2.45375%	12/20/2023	1,370,053	(11,178)	—	(11,178)
U.S. EFFR	2.4225%	12/24/2023	627,445	(4,202)	—	(4,202)
					$—	$(16,554)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,299,622,000, which represented 1.02% of the net assets of the fund. This amount includes $1,284,367,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,010,400,000, which represented 3.94% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Step bond; coupon rate may change at a later date.
[6]	Value determined using significant unobservable inputs.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $77,660,000, which represented .06% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Purchased on a TBA basis.
[12]	Amount less than one thousand.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
American Balanced Fund — Page 32 of 33

Key to abbreviations and symbol
ADR = American Depositary Receipts
AMT = Alternative Minimum Tax
Auth. = Authority
CAD = Canadian dollars
CLO = Collateralized Loan Obligations
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
EFFR = Effective Federal Funds Rate
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
SIFMA = Securities Industry and Financial Markets Association
TBA = To-be-announced
USD/$ = U.S. dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2019 Capital Group. All rights reserved.
MFGEFPX-011-0219O-S66093	American Balanced Fund — Page 33 of 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Balanced Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Balanced Fund (the “Fund”), as of December 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 8, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Balanced Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Balanced Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2019